                                                                    EXHIBIT 10.1

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                                  OFFICE LEASE

                                    between

                        KINGSTON ATLANTA PARTNERS, L.P.,
                        a Delaware limited partnership,
                                    Landlord

                                      and

                         MINDSPRING ENTERPRISES, INC.,
                             a Delaware corporation,
                                     Tenant



                               November 16, 1999

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

                                  OFFICE LEASE

                                TABLE OF CONTENTS


I. PREMISES AND OTHER DEFINITIONS .........................................   1

     1.1 PREMISES .........................................................   2

     1.2 AREA OF THE PREMISES AND BUILDING ................................   2

     1.3 TENANT'S PERCENTAGE SHARE ........................................   3

     1.4 "OPERATING EXPENSES ..............................................   4

     1.5 "PRIME RATE ......................................................   7

     1.6 "PROPERTY TAXES ..................................................   7

II. TERM, ASSIGNMENT AND SUBLETTING .......................................   7

     2.1 TERM .............................................................   7

     2.2 TENANT ACCEPTANCE AGREEMENT ......................................   9

     2.3 REMOVAL OF TENANT'S PERSONAL PROPERTY ............................   9

     2.4 HOLDING OVER .....................................................   9

     2.5 ASSIGNMENT AND SUBLEASING ........................................  10

     2.6 TRANSFER OF TENANTS ..............................................  14

III. RENT AND DEPOSITS ....................................................  15

     3.1 BASE RENTAL ......................................................  15

     3.2 RENTAL ADJUSTMENT ................................................  15

     3.3 OPERATING EXPENSES AND PROPERTY TAXES ............................  15

     3.4 COMMITMENT DEPOSIT ...............................................  17

     3.5 SECURITY DEPOSIT .................................................  17

     3.6 PAYMENTS .........................................................  17

     3.7 RENT FOR PARTIAL MONTHS ..........................................  17


IV. PREPARATION MAINTENANCE AND REPAIR OF PREMISES ........................  18

     4.1 PREPARATION OF THE PREMISES ......................................  18

     4.2 REPAIRS BY TENANT ................................................  20

     4.3 REPAIRS BY LANDLORD ..............................................  20

     4.4 ALTERATIONS BY TENANT ............................................  21

     4.5 DISCHARGE OF LIENS ...............................................  21

     4.6 DAMAGE AND DESTRUCTION ...........................................  22

     4.7 EMINENT DOMAIN ...................................................  24

     4.8 REPORTS OF DEFECTS ...............................................  25

     4.9 LANDLORD'S RIGHT TO ENTER PREMISES ...............................  25

V. USE AND SERVICES .......................................................  25

     5.1 USE ..............................................................  25

     5.2 SERVICES .........................................................  26

VI. COMPLIANCE WITH LAWS ..................................................  29

     6.1 TENANT'S COMPLIANCE WITH LAWS ....................................  29

     6.2 RENT CONTROL .....................................................  29

     6.3 BUILDING ALTERATIONS .............................................  30

     6.4 TAXES PAYABLE BY TENANT ..........................................  30

VII. INSURANCE, LIABILITY AND INDEMNIFICATION .............................  30

     7.1 INSURANCE ........................................................  30

     7.2 WAIVER OF SUBROGATION AND RELEASE ................................  31

     7.3 INDEMNITY ........................................................  32

     7.4 LIABILITY OF LANDLORD ............................................  33

     7.5 LIMITATION OF LIABILITY ..........................................  34

VIII. EVENT OF DEFAULT AND RELATED REQUIREMENTS ...........................  34

     8.1 DEFAULT AND REMEDIES .............................................  34

     8.2 INSOLVENCY OR BANKRUPTCY .........................................  40


                                       ii

     8.3 LATE PAYMENTS ....................................................  40

     8.4 ATTORNEYS' FEES FOR COLLECTION ...................................  40

     8.5 WAIVER OF HOMESTEAD ..............................................  40

     8.6 NO WAIVER OF RIGHTS ..............................................  41

     8.7 LANDLORD'S DEFAULTS ..............................................  41

IX. MISCELLANEOUS PROVISIONS ..............................................  42

     9.1 BROKER ...........................................................  42

     9.2 ADDRESSES AND NOTICES ............................................  42

     9.3 ENTIRE AGREEMENT AND EXHIBITS ....................................  43

     9.4 SUBORDINATION AND ATTORNMENT .....................................  43

     9.5 ESTOPPEL CERTIFICATE .............................................  45

     9.6 SEVERABILITY .....................................................  45

     9.7 CAPTIONS .........................................................  45

     9.8 SUCCESSORS AND ASSIGNS ...........................................  45

     9.9 GEORGIA LAW ......................................................  46

     9.10 TIME IS OF THE ESSENCE ..........................................  46

     9.11 EXECUTION .......................................................  46

     9.12 FORCE MAJEURE ...................................................  46

     9.13 MULTIPLE TENANTS ................................................  46

     9.14 MUTUAL WARRANTY OF AUTHORITY ....................................  46

     9.15 PARKING RIGHTS ..................................................  47

     9.16 NO RECORDATION OF LEASE .........................................  47

     9.17 HAZARDOUS SUBSTANCES ............................................  48

     9.18 NAMES ...........................................................  49

     9.19 SHARED COMMUNICATIONS SERVICES ..................................  49

     9.20 OWNERSHIP AND MANAGEMENT DISCLOSURE .............................  50

     9.21 EFFECT OF LEASE TERMINATION .....................................  50

     9.22 SPECIAL STIPULATIONS ............................................  50

SCHEDULE OF EXHIBITS

Exhibit "A":         Floor Plan(s)

Exhibit "B":         Tenant Acceptance Agreement

Exhibit "C":         Tenant Improvement Agreement

Attachment "C-1":    Base Building Condition

Attachment "C-2":    Construction Rules and Regulations

Attachment "C-3":    Approved Contractors

Exhibit "D":         Rules and Regulations

Exhibit "E":         Special Stipulations

Exhibit "F":         Arbitration Rules

Exhibit "G":         Janitorial Specifications

Exhibit "H":         Acceptable Off-Site Parking Area

Exhibit "I":         Building Renovation Plans

Exhibit "J":         Operating Expense Exclusions

Exhibit "K":         Form of Nondisturbance Agreement

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                                       iv

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                                  OFFICE LEASE

         THIS LEASE AGREEMENT (the "Lease"), dated as of November 16, 1999, made by and between the undersigned Landlord and the undersigned Tenant;

                          W I T N E S S E T H  T H A T:

         Landlord, for and in consideration of the rents, covenants, agreements, and stipulations herein contained, to be paid, kept, and performed by Tenant, has leased and rented, and by these presents hereby leases and rents unto Tenant, and Tenant hereby leases upon the terms and conditions herein contained, the Premises described in Section 1.1(b) below, with no easement for light or air included in the Premises. This Lease shall create the relationship of landlord and tenant between Landlord and Tenant; no estate shall pass out of Landlord, and Tenant has only a usufruct which is not subject to levy and sale. So long as Tenant shall observe and perform the covenants and agreements binding on it hereunder and subject to the terms and provisions hereof, Tenant shall at all times during the Lease Term peacefully and quietly have and enjoy possession of the Premises.

         This Lease shall be applied and construed in a commercially reasonable manner. Whenever herein the consent, approval or concurrence of either Landlord or Tenant shall be required for action or forbearance by the other party, it is agreed that such consent, approval or concurrence shall not be unreasonably withheld, delayed or conditioned, except as to matters specified as being in the "sole discretion" of the party from which the consent, approval or concurrence is required. Such specific discretionary consent, approval or concurrence may be withheld, delayed or conditioned without regard to any standard of reasonableness.

                                       I.

                         PREMISES AND OTHER DEFINITIONS

         Unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified:

         1.1      PREMISES. Terms used in defining Premises are

                  (a) The term "Building" shall mean Pershing Point Plaza, located at 1375 Peachtree Road, N.E., Atlanta, Georgia 30309 which consists of an office building with a terrace level and seven (7) floors of office space.

                  (b) The term "Premises" shall mean that portion of the Building located on the floors of the Building specified in the Lease Summary, which portion is shown on the floor plan(s) attached hereto as EXHIBIT "A". Landlord and Tenant acknowledge that the location of the space to be leased to Tenant as Phase 5 will be determined by whether or not an existing tenant of the Building, Benefit Services Corporation, a Georgia corporation or its successors or assignees ("BSC"), renews its lease for a term extending beyond the existing expiration date of such term, which is August 31, 2001. If Landlord and BSC renew the BSC lease, then Phase 5 shall be the space shown as Option A in the Lease Summary. If Landlord and BSC do not renew the lease of its space, then Phase 5 shall be the space shown as Option B in the Lease Summary. Landlord shall advise Tenant of which option will apply to Tenant's lease of Phase 5 under this Lease after the deadline by which BSC must exercise its option to renew its lease under the terms of its existing lease of space in the Building. Under either Option A or Option B, and notwithstanding anything this Lease to the apparent contrary, Tenant has agreed to lease from Landlord, and Landlord has agreed to lease to Tenant, in accordance with the terms of this Lease, not less than 264,174 square feet of Rentable Area on the schedule set forth in the Lease Summary under the heading "Occupancy and Delivery Date Schedule."

                  (c) Upon any expansion or contraction of the Premises pursuant to the terms of this Lease or other agreement of the parties, the term "Premises" shall be deemed to apply to such space as adjusted by such expansion or contraction.

         1.2 AREA OF THE PREMISES AND BUILDING - Terms used in defining the area of the Premises and the Building are:

                  (a) The "Rentable Area" of the Premises and the Building for all purposes of this Lease shall be the agreed quantity of square footage so designated in the Lease Summary as "Area of the Premises," subject to Section 1.2(c) below The "Rentable Area" of any space on any multi-tenant floor of the Building shall be determined by multiplying the " Usable Area" (as defined below) of such space by a factor of 1.15 and the "Rentable Area" of any space on any floor of the Building leased entirely to a single tenant shall be determined by multiplying the Usable Area of such space by a factor of 1.10.

                  (b) The "Usable Area" of the Premises and of the Building for all purposes of this Lease shall be the "usable area" thereof determined pursuant to the Standard Method for Measuring Floor Area in Office Buildings (ANSI/BOMA Z65.1-1996 (the "BOMA Standards"). For purposes of the foregoing, "Usable Area" shall not include sill areas, porches, areas under roof line overhangs, areas devoted to Building standard mechanical rooms, Building standard bathrooms (other than private bathrooms), Building standard electrical room, Building standard telephone equipment rooms, Building standard stairwells, fire towers, Building standard elevator shafts, Building standard flues, vents, stacks, pipes and pipe shafts, Building standard vertical shafts and ducts and other similar areas that are part of the Base Building Condition or their enclosing walls.

                  (c) Landlord and Tenant acknowledge that the Rentable Areas of the Premises and the Building as set forth in the Lease Summary are estimates only, and that after delivery of each Phase of the Premises (as defined in Section 2.1 below), Landlord will cause the architect of record for the Building to measure the Usable Area of such Phase of the Premises in accordance with the BOMA Standards. Tenant shall have ten
         (10) days after receipt of such certification to independently verify the calculations of Landlord's architect and to notify Landlord of any objection thereto; if Tenant fails to notify Landlord of any such objections within such ten (10) day period, then the certification of Landlord's architect shall be deemed confirmed by Tenant and binding on both parties hereto. If Landlord and Tenant are unable to agree upon the Usable Area of any Phase of the Premises or any other portion of the Building, either party may submit the subject matter of their dispute to binding arbitration by the American Arbitration Association office in Atlanta, Georgia in accordance with the rules thereof. After Landlord's architect certifies its calculation of the Usable Area of a Phase of the Premises and Tenant has confirmed, or is deemed to have confirmed, such calculation or such calculation is determined by arbitration, Landlord and Tenant agree, at Landlord's option, to enter into an amendment to this Lease confirming the Usable Area and the Rentable Area of such Phase of the Premises and the Building. Furthermore, all calculations set forth in the Lease based on the area of the Premises, including, without limitation, Base Rental, Tenant's Percentage Share and Landlord's Allowance for Tenant Improvement Costs, shall be adjusted based on the Rentable Area of the Premises and the Building certified by Landlord's architect-.

         1.3 TENANT'S PERCENTAGE SHARE. "Tenant's Percentage Share" means and shall be equal to the percentage stated in the Lease Summary, or as modified in accordance with this Lease. Landlord and Tenant acknowledge that Tenant's Percentage Share has been obtained by dividing the Rentable Area of the Premises by ninety-five percent (95%) of the agreed Rentable Area of the Building, and multiplying the quotient by 100. In the event

Tenant's Percentage Share is changed during a calendar year by reason of a change in the Rentable Area of the Premises (for example, by reason of the occurrence of the Occupancy Date for any Phase of the Premises, as set forth in the Lease Summary) or the Rentable Area of the Building, Tenant's Percentage Share shall thereafter mean the result obtained by using the revised Rentable Area in the foregoing formula. If the Tenant's Percentage Share changes during a calendar year, Tenant's Percentage Share for the calendar year shall be determined on the basis of the number of days during such calendar year at each percentage share.

         1.4 "OPERATING EXPENSES" shall mean all costs paid or incurred by Landlord in the management, operation, maintenance, repair and security of the Building and related amenities in a prudent, businesslike and commercially reasonable manner, including without limitation, the following:

                  (a) Costs and expenses for the maintenance and repair of the Building and the personal property used in connection therewith, including, without limitation, (i) the heating, ventilating, and air conditioning equipment, (ii) plumbing and electrical systems, (iii) light bulbs and glass, including replacement thereof, and (iv) elevators.

                  (b) Cleaning and janitorial costs and expenses, including window cleaning expenses, for the Building.

                  (c) Landscaping and grounds maintenance costs and expenses.

                  (d) Utility costs and expenses including, without limitation, those for electricity and other fuels and forms of power or energy, water charges, sewer and waste disposal, which are not separately metered and borne by Tenant for its own use at its election.

                  (e) Costs and expenses of redecorating, repainting, and recarpeting the common areas of the Building; provided, however, that, except as specified in subsections (f) and (j) hereof, the costs of structural changes to the Building which should be capitalized in accordance with sound accounting principles shall not be allocated or charged to the Premises without Tenant's prior written approval.

                  (f) Amortization (calculated as hereinafter specified) of the costs of all repairs, alterations, additions, changes, replacements and other items required by any law or governmental regulation imposed after the date of this Lease, including structural changes, regardless of whether such costs, when incurred, are classified as capital expenditures under generally accepted accounting principles. With respect to the costs described in the immediately preceding sentence which are capital expenditures, the amount of such capital expenditure shall be amortized over the useful life of the capital improvement, with a reasonable salvage value, all as determined in accordance with generally accepted accounting principles, with interest at the same rate as Landlord is paying for the funds to finance the capital improvements (or if Landlord is not financing the costs, then 1% above the Prime Rate). For each calendar year during the Lease Term which is also within the useful life of the capital improvement, only that amortized amount (including interest), determined in accordance with foregoing, shall be included in Operating Expenses.

                  (g) Cost of wages and salaries of all persons engaged in the management, operation, maintenance, repair and security of the Building, and so-called fringe benefits, including social security taxes, unemployment insurance taxes, costs for providing coverage for disability benefits, costs of any pensions, hospitalization, welfare or retirement plans, or any other similar or like expense incurred under the provisions of any collective bargaining agreement, costs of uniforms, and all other costs or expenses which the Landlord pays to or on behalf of employees engaged in the management, operation, maintenance, repair and security of the Building. This item of Operating Expenses shall include, without limitation, expenses, fringe benefits and other compensation to management personnel to the extent reasonably and directly allocable to the management, operation maintenance, repair and security of the Building.

                  (h) Charges of any independent contractor which, under contract with the Landlord or its manager or representatives, does any of the work of operating, maintaining, repairing or providing security for the Building.

                  (i) Legal and accounting fees and expenses, including, without limitation, such fees and expenses related to seeking or obtaining reductions in and/or refunds of Property Taxes.

                  (j) Amortization over such period of time as Landlord shall reasonably determine with a reasonable salvage value, and, with interest at a rate per annum equal to the greater of (i) the Prime Rate plus two percentage points or (ii) the rate Landlord is paying for funds borrowed for the purpose of financing the capital improvements in question, of capital expenditures for capital improvements made by Landlord after completion of the Building where such capital improvements are for the purpose of, or result in, reducing Operating Expenses, but only to the extent such Operating Expenses have been so reduced.

                  (k) Landlord's insurance cost and expenses for all types of insurance carried by Landlord with respect to the Building, provided that such costs and expenses with respect to insurance coverage that is not substantially the same as the coverage in effect on January 1, 2001 shall be included in Operating Expenses only to the extent such coverage is reasonable and customary for projects similar to the Building located in the Midtown, Atlanta, Georgia market area.

                  (l) Security service costs and expenses.

                  (m) Management fees and expenses (not to exceed three percent (3%) of the gross revenue collected from Tenants of the Building, their agents, employees or contractors, or otherwise received with respect to the Building and any appurtenant facilities).

                  (n) Property Taxes.

                  (o) Such other costs, fees and expenses paid by Landlord from time to time, in connection with the management, operation, maintenance, repair and security of the Building.

Operating Expenses shall not include (i) depreciation on the Building, (ii) tenant improvement costs, (iii) real estate brokers' commissions, (iv) interest and capital items other than those referred to above, (v) the cost of special services rendered to a particular tenant of the Building, which are payable by such tenant, (vi) costs and expenses associated with the repair of latent defects in the construction of the Building (which, by way of illustration and not limitation, shall not include repairs due to ordinary wear and tear), (vii) increases in Property Taxes that are directly attributable to sale of the building, but such exclusion shall apply only if the Building were assessed at its full fair market value prior to such sale, and (viii) those items set forth in Exhibit "J" attached hereto and incorporated herein by this reference. If the average occupancy level was less than ninety-five (95%) percent of the total Rentable Area of the Building during a calendar year, the actual Operating Expenses (exclusive of Property Taxes for this purpose only) for that calendar year shall be adjusted to equal Landlord's reasonable estimate of Operating Expenses had ninety-five (95%) percent of the total Rentable Area of the Building been occupied. Landlord and Tenant acknowledge that certain of the costs of management, operations, maintenance, repair and security of the development from time to time shall be allocated among and shared by the owners of two or more of the buildings in the development (including the Building). The determination of such costs and their allocation shall be made by Landlord in accordance with sound accounting principles. Accordingly, the term "Operating Expenses", as used in this Lease, from time to time shall include some costs, expenses, and taxes enumerated above which were incurred with respect to other buildings in the development but which are allocated to and shared by the Building in accordance with the foregoing. Notwithstanding the foregoing, Tenant understands and agrees that its rights to use other portions of the development of which the Building is a part are those available to the general public and that this Lease does not grant to it additional rights of use.

Landlord will use reasonable efforts to maintain Operating Expenses consistent with the standards of other office buildings in the Midtown, Atlanta, Georgia market area of similar age, size and use, and shall not utilize these Operating Expense pass-throughs for anything other than a reimbursement for actual costs incurred to operate the Building.

         1.5 "PRIME RATE" shall mean the rate of interest announced from time to time by Wachovia Bank of Georgia, N.A., or its successors, as its prime rate of interest. An increase or decrease in the Prime Rate shall result in a corresponding increase or decrease in the rate of interest being charged hereunder and shall take effect on the day the increase or decrease in the Prime Rate is made effective. In the event that Wachovia Bank of Georgia, N.A., or its successors, shall abandon or abolish the practice of publishing the Prime Rate, or should the same become unascertainable, Landlord shall designate a comparable reference rate which shall then be deemed to be the Prime Rate under this Lease.

         1.6 "PROPERTY TAXES" shall mean the following: (a) personal property ad valorem taxes imposed upon the furniture, fixtures, machinery, equipment, apparatus, systems, and appurtenances used in connection with the Building for the operation thereof; (b) real estate ad valorem taxes, assessments, impact fees, sewer charges and transit taxes; (c) private assessments against the Building under any private regime, and annual or special assessments and other levies made by a community improvement district or other public or quasi-public authority; and (d) any other federal, state, or local governmental charge, general, special, ordinary or extraordinary (but not including income or franchise taxes or any other taxes imposed upon or measured by Landlord's income or profits, unless the same shall be imposed in lieu of real estate ad valorem taxes) which may now or hereafter be levied or assessed against the Building and the land underlying the Building or the rents derived from the Building (in the case of special taxes or assessments which may be payable in installments, only the amount of installments paid during a calendar year shall be included in the taxes for that year).


                                       II.

                         TERM, ASSIGNMENT AND SUBLETTING
                         -------------------------------

         2.1 TERM.

                  (a) Tenant takes and accepts the Premises from Landlord in their present condition and as suited for the use intended by Tenant, except for such improvements as may be expressly provided for in
         Section 4.1(a), for the term described below (the "Lease Term"). The Lease Term shall commence on the date specified in the Lease Summary as the Commencement Date (the "Commencement Date"), and shall end at 6:00 p.m. Atlanta local time on the date specified in the Lease Summary as the Expiration Date (the "Expiration Date").

                  (b) Landlord will deliver the Premises in phases (each a "Phase" and collectively, the "Phases"), with each Phase being delivered to Tenant pursuant to Section 4.1(a) by the "Delivery Date" stipulated for such Phase in the Lease

         Summary. The date upon which Tenant's obligation to pay Base Rental under this Lease with respect to a particular Phase is also as set forth in the Lease Summary as the "Base Rental Commencement Date" for such Phase (the "Base Rental Commencement Date")- Notwithstanding the foregoing, Tenant's obligation to pay Additional Rental and other charges under this Lease with respect to a particular Phase shall commence upon the date set forth in the Lease Summary as the "Occupancy Date" for such Phase. If for any reason whatsoever any particular Phase is not delivered to Tenant in the condition required pursuant to
         Section 4.1(a) below by the date stipulated in the Lease Summary as the "Delivery Date" for such Phase, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any resulting loss or damages. If Landlord is unable to deliver possession of such Phase by the Delivery Date for such Phase set forth in the Lease Summary for any reason other than delay caused by Tenant (including changes in the Drawings and Specifications), the Tenant shall not be obligated to pay Base Rental, Additional Rental or other charges under this Lease (other than costs for tenant improvements as provided in the Tenant Improvement Agreement) until a period has elapsed subsequent to the date such Phase is delivered to Tenant in the condition required by
         Section 4.1, which period is equal to the number of days between the scheduled Occupancy Date and the scheduled Delivery Date for such Phase as set forth in the Lease Summary; provided, however, that if Tenant occupies such Phase for the purpose of conducting business therefrom prior to expiration of such period, then Tenant's obligation to pay Base Rental, Additional Rental and other charges under this Lease shall commence on the first date of such occupancy. Furthermore, if Tenant is unable to occupy any Phase of the Premises because Tenant is unable to obtain a certificate of occupancy (or other documentation permitting legal occupancy) for such Phase on or after the Base Rental Commencement Date for such Phase, as set forth in the Lease Summary, which date for this purpose only shall be deferred by the number of days of delay due to force majeure (as described in Section 9.12) or delays caused by Tenant, and if the sole reason for Tenant being unable to obtain such certificate of occupancy (or other documentation permitting legal occupancy) for such Phase is any defect in the Base Building Condition (as that term is defined in Section 4.1) not caused by Tenant or its contractors in connection with the completion of Tenant's improvements to the Premises, then, in addition to the rent deferral described above, Tenant shall be entitled to a rent abatement equal to one (1) day of the Base Rental attributable to the portion of the Phase for which a certificate of occupancy (or other documentation permitting legal occupancy) has not issued for each day of such Landlord caused delay up to a maximum of thirty (30) days of delay, and after such thirty (30) day period, any continuing delay in Tenant's being able to take legal occupancy shall entitle Tenant to a rent abatement equal to two (2) days of the Base Rental attributable to the portion of the Phase for which a certificate of occupancy (or other documentation permitting legal occupancy) has not issued for each day of such continuing day of a Landlord caused delay beyond the first thirty (30) days of delay. Such deferral and rent abatement shall be Tenant's sole remedy for Landlord's failure to deliver possession of any Phase of the Premises. Except as aforesaid, no delay of possession shall operate to relieve Tenant of Tenant's obligations to Landlord (including the payment of rent and other amounts) as provided in this Lease. Notwithstanding the foregoing, if possession of any Phase of the Premises has not been delivered to Tenant within six (6) months following the Delivery Date for such phase set forth in the Lease Summary, for any reason whatsoever other than a force majeure event described in Section 9.12, either Landlord or Tenant, at its option at any time thereafter but prior to the delivery of possession, may terminate this Lease by notice to the other, and Landlord and Tenant shall thereupon be released from all obligations under this Lease; provided, however, that with respect only to Tenant's right to terminate pursuant to this sentence, the scheduled Delivery Date shall be postponed by the number of days of delay caused by Tenant.

         2.2 TENANT ACCEPTANCE AGREEMENT. Within twenty (20) days after the Delivery Date for a Phase, Tenant shall execute and deliver to Landlord a Tenant Acceptance Agreement in the form attached hereto as EXHIBIT "B". Tenant may state in such Tenant Acceptance Agreement any defects in the Base
Building Condition (as that term is defined in Section 4.1) remaining to be repaired or completed by Landlord, and Tenant thereby shall preserve its objection to such listed defects. Tenant shall have waived objection to any defects not so listed in the Tenant Acceptance Agreement except that Tenant shall retain the right to object to latent defects not subject to detection upon reasonable inspection of the Base Building Condition of any Phase of the Premises prior to the Delivery Date for such Phase, provided that objections to latent defects not disclosed in writing to Landlord within thirty (30) days subsequent to the Delivery Date shall be deemed waived

         2.3 REMOVAL OF TENANT'S PERSONAL PROPERTY. Upon or prior to the termination of this Lease, Tenant shall remove from the Premises and the Building all its personal property (including, without limitation, all wiring and cabling installed by Tenant or its contractors within the walls, ceiling or floor of the Premises), repair any damage caused by such removal and peaceably surrender the Premises to Landlord in the same condition as on the Occupancy Date for each Phase, normal wear and tear excepted. Such property of Tenant not so removed from the Premises or the Building upon the termination of this Lease shall be considered abandoned by Tenant and may be disposed of by Landlord in any manner whatsoever without accounting to Tenant for same or being liable in any way to Tenant for such disposition. Upon surrender of possession of the Premises, Tenant shall deliver to Landlord all keys to the Premises.

         2.4 HOLDING OVER . In no event shall there be any renewal of this Lease by operation of law, and if Tenant remains in possession of the Premises after the termination of this Lease without written authorization executed by Landlord and Tenant, but with the acquiescence or consent of Landlord, Tenant shall be deemed to be occupying the Premises under a month-to-month periodic tenancy at a monthly rental equal to one hundred twenty-five (125%) percent of the Base Rental in effect under this Lease for the full month prior to the expiration or termination of this Lease, as set forth in the Lease Summary, plus all Additional Rental provided for in this Lease, and otherwise subject to all the covenants and provisions of this Lease insofar as the same are applicable to a month-to-month periodic tenancy. Landlord and Tenant agree that any such periodic tenancy may be terminated by thirty (30) days prior written notice by either party to the other party, notwithstanding any contrary provision of applicable law (the benefits of which are hereby expressly waived). If Tenant remains in possession after termination of this Lease without Landlord's acquiescence or consent, Tenant thereupon shall be deemed a tenant-at-sufferance subject to summary eviction as provided by law.

         2.5 ASSIGNMENT AND SUBLEASING

                  (a) Tenant shall not, without Landlord's prior written consent, (i) assign, convey, mortgage, pledge, encumber, or otherwise transfer (whether voluntarily, by operation of law, or otherwise) this Lease or any interest thereunder; (ii) allow any transfer thereof or any lien upon Tenant's interest by operation of law; (iii) sublease the Premises or any part thereof; or (iv) permit the use or occupancy of the Premises or any portion thereof by any party other than Tenant; and any attempt to consummate any of the foregoing without Landlord's consent shall be void. Landlord hereby agrees that, subject to the terms and conditions of this Section 2.5, Landlord will not unreasonably withhold, condition or delay its consent to an assignment or sublease to any assignee or subtenant who is acceptable to Tenant (it being agreed, however, that if the holder of any mortgage, deed to secure debt or other similar security instrument withholds, conditions or delays its consent to a proposed assignment or sublease pursuant to a right to do so under such mortgage, deed to secure debt or other security instrument, then Landlord shall be deemed reasonable in withholding, conditioning or delaying Landlord's consent thereto). Contract employees or others performing services directly for Tenant shall not be deemed sublessees, assignees, or otherwise be subject to the provisions of this Section 2.5.

                  (b) Notwithstanding anything herein to the contrary, if at any time or from time to time during the Lease Term, Tenant desires to sublease all or a portion of the Premises or assign the Lease, Tenant shall notify Landlord in writing (hereinafter referred to in this Section 2.5 as the "Notice") of such desire, which notice shall contain
         (1) the name and address of the proposed subtenant or assignee and its form of organization, (2) the nature of the proposed subtenant's or assignee's business to be conducted in the Premises, (3) the terms and conditions of the proposed sublease or assignment, and (4) financial statements for the three most recent completed fiscal years of the proposed subtenant or assignee and. such other financial information as Landlord shall request, including a bank reference, together with a request that Landlord approve such assignment or subletting. Landlord shall then have the options: (i) to sublease from Tenant such space (hereinafter referred to as "Subject Space") at the same Base Rental and Additional Rental as Tenant is required to pay to Landlord under this Lease for the same space; (ii) to terminate this Lease or this Lease with respect to the Subject Space only; or (iii) to review such proposed assignment or sublease for approval or disapproval. The option to sublease, to terminate, or to review, as the case may be, shall be exercisable by Landlord in writing within a period of thirty (30) days after receipt of the Notice; and if Landlord fails to otherwise notify Tenant, Landlord shall be deemed to have elected to review such proposed assignment or sublease for approval or disapproval pursuant to Section 2.5(e).

                  (c) If Landlord elects to terminate this Lease and the Subject Space constitutes the entire Premises, then this Lease shall terminate on the date set forth in Landlord's notice to Tenant, which termination shall be no earlier than thirty (30) and no later than ninety (90) days after the date of such notice. If the Subject Space does not constitute the entire Premises and Landlord so exercises its option to terminate this Lease with respect to the Subject Space, then this Lease shall remain in full force and effect except that the Base Rental, Rental Adjustment and Tenant's Percentage Share shall be reduced to conform to the reduced Rentable Area of the Premises.

                  (d) In the event Landlord exercises the option to sublease the Subject Space, the term of the subleasing from Tenant to Landlord shall be the term set forth in the Notice (which shall not be longer than the then current Lease Term unless Landlord expressly agrees in writing that any extension or renewal option contained in this Lease will apply to such Subject Space) and shall be on such terms and conditions as are contained in this Lease to the extent applicable, except that Landlord shall have the right further to sublease or assign the sublease of Subject Space.

                  (e) If Landlord fails to exercise either its option to sublease or its option to terminate within the aforesaid thirty-day period but elects to review the proposed assignment or sublease for approval or disapproval, Tenant shall submit to Landlord within twenty
         (20) days after said period a copy of the proposed assignment or sublease and such additional information concerning the proposed assignee or sublessee as may be requested by Landlord for Landlord's review. Within thirty-five (35) days subsequent to Landlord's receipt of the proposed assignment or sublease and such requested additional information, Landlord, in its reasonable discretion, shall approve or disapprove in writing the proposed assignment or sublease and the proposed assignee or subtenant, subject, however, to all of the following conditions:

                  (i) The sublease or assignment shall be on the same terms and conditions set forth in the notice given to Landlord.

                  (ii) The proposed assignee or sublessee shall engage in a business in the Premises which is consistent with the then standards of the Building, compatible with use of the Building by other occupants thereof, and is permitted by the provisions of Section 5.1 hereof, and the use of the Premises or any portion thereof by such subtenant or assignee will not, in Landlord's estimation, increase the scope or quantity of services or utilities then being furnished to Tenant as of the proposed date of assignment or subletting.

                  (iii) The proposed assignee or sublessee is of good repute and of sufficient financial worth to perform its obligations under this Lease or under the sublease, as applicable, and Tenant shall have provided Landlord with proof thereof.

                  (iv) No subletting or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the Base Rental, Additional Rental and other charges hereunder and to perform all other obligations to be performed by Tenant under this Lease.

                  (v) All rental rates to be charged to any such sublessee under any sublease entered into prior to December 31, 2001 shall not be less than the current market rates for similar space leased for a similar term in the Building or buildings of similar quality and grade in the Midtown, Atlanta, Georgia market area, and no sublessee shall have any right to assign this Lease or further sublet the Premises.

                  (f) Notwithstanding the giving by Landlord of its consent to any assignment or sublease with respect to the Premises, no assignee or sublessee, other than an assignee or sublessee who is an "affiliate" of Tenant as provided in Section 2.5(m), may exercise any expansion option, preemptive right or so-called right of first refusal to lease, or term renewal or extension option under this Lease except in accordance with a separate written agreement entered into directly between such assignee or sublessee and Landlord. Subsequent to an approved assignment or sublease, the original Tenant shall have no right to exercise on behalf of the assignee or sublessee (as to the space assigned or subleased) any expansion option, preemptive right or so-called right of first refusal to lease or term renewal or extension option.

                  (g) Tenant agrees to pay to Landlord, as additional rental on demand, actual, reasonable costs incurred by Landlord (including, without limitation, any administrative fee charged to Landlord by Landlord's management company for the Building) (i) in connection with any request by Tenant for Landlord to consent to any assignment or subleasing by Tenant, and (ii) in providing any services or materials to any assignee or sublessee of Tenant.

                  (h) Any transfer or series of transfers resulting in a change in the controlling interest in Tenant (whether Tenant is a corporation, partnership, trust or other entity), whether voluntarily, by operation of law, or otherwise, shall be deemed an assignment of this Lease within the meaning of this Section 2.5, except that Tenant may merge or consolidate with EarthLink Network, Inc., and the entity surviving such transaction shall be deemed a permitted assignee under this Lease.

                  (i) In the case of an assignment or subletting, fifty percent (50%) of any sums or other economic consideration (for example, but not by way of limitation, increased rental, forgiveness of an obligation, or services given at no cost or at reduced cost) received by Tenant or its agents as a result of such assignment or subletting, whether denominated as consideration for the assignment, as rental under the sublease or otherwise, which exceed, in the aggregate, the sum of (x) the total sums which Tenant is obligated to pay Landlord under this Lease either (i) for the Premises, if the entire Premises is assigned or sublet, or (ii) pro rata on a square foot basis for that portion of the Premises assigned or sublet, if less than the entire Premises is assigned or sublet, plus (y) the amortized portion of market standard brokerage commissions, market standard tenant improvement allowances, market standard moving allowances and reasonable legal fees, if any, actually incurred by Tenant in consummating such sublease (such amortization to be on a straight-line basis over the remaining portion of the Lease Term after the rent commencement date under such assignment or sublease) shall be payable to Landlord as additional rental under this Lease without affecting or reducing any rental or other obligation of Tenant under this Lease.

                  (j) If. as provided herein, this Lease is assigned or the Premises or any part thereof is subleased or occupied by any party other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the Base Rental and Additional Rental herein reserved, but no such assignment, subleasing, occupancy or collection shall be deemed
         (i) a waiver of any of Tenant's covenants contained in this Lease, (ii) the acceptance by Landlord of the assignee, subtenant or occupant as Tenant, or (iii) the release of Tenant from further performance by Tenant of its covenants under this Lease.

                  (k) No assignment of or sublease under this Lease shall release Tenant from, or serve as a defense against, Tenant's primary liability under this Lease. Furthermore, Landlord's approval of or consent to an assignment or sublease transaction shall not affect Landlord's rights under this Section 2.5 as to any subsequent proposed assignment or sublease.

                  (l) Tenant covenants and agrees to deliver to Landlord one (1) fully executed counterpart of the instruments and documents (including amendments thereto) evidencing any approved assignment or subleasing effected pursuant to this Lease. Such delivery shall be made promptly following the execution of any such instrument or document.

                  (m) Notwithstanding anything to contrary in this Section 2.5, Tenant shall have the right to assign this Lease or sublet the Premises to any firm, person, corporation, partnership or other entity which (i) controls, is controlled by or is under common control with Tenant or
         (ii) if Tenant (or, if Tenant is a wholly-owned subsidiary, Tenant's parent company) is a public company, is deemed an "affiliate" of Tenant in accordance with the promulgated definition of such term under the rules and regulations of the Federal Securities and Exchange Commission, or its successor agency, provided in each of the foregoing instances (x) Tenant shall give notice to Landlord of the proposed assignment or subletting and, together with such notice, any financial information with respect to Tenant's affiliate, as Landlord may reasonably request, at least thirty (30) days in advance of the consummation thereof, and (y) Tenant shall not be released from liability under this Lease, which shall remain primary. The term "control," as used in the immediately preceding sentence and in Section 2.5(m), means, with respect to a corporation, the right to the exercise, directly or indirectly, of more than 50% of the voting rights attributable to the shares of the controlled corporation, and, with respect to any person or entity that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled person or entity. As used in this Lease, an "affiliate" of Tenant shall be deemed an entity described in this Section 2.5(m).

         2.6 RIGHT OF RECAPTURE. THIS SECTION 2.6 SHALL BE EFFECTIVE ONLY IF TENANT, AT ANY TIME AFTER FEBRUARY 1, 2002, CEASES TO OCCUPY AT LEAST 150,000 SQUARE FEET OF THE RENTABLE AREA IN THE BUILDING: If the Premises, or any portion thereof in excess of 25,000 square feet of Rentable Area (whether or not contiguous), is abandoned or deserted, or vacated for a period of more than ninety (90) consecutive days or one hundred twenty (120) business days (whether or not consecutive) in any twelve (12) month period, then Landlord may, at its option, upon written notice to Tenant, terminate this Lease from time to time as to such portion or portions of the Premises that have been so abandoned, deserted or vacated (or any part thereof) and cause such portion or portions of the Premises (or such part thereof) to be returned to Landlord upon demand, without terminating the Lease as to the balance of the Premises. Following any termination of this Lease as to a portion or portions of the Premises, Tenant shall have no further rights with respect to such portion or portions of the Premises, and shall immediately surrender such portion or portions of the Premises broom-clean, with all people and property of Tenant removed therefrom, and Tenant shall have no further obligation to pay rent with respect to such portion or portions of the Premises, but Tenant shall continue to be liable for all of its obligations under this Lease with respect to such portion or portions of the Premises arising prior to such termination and with respect to all obligations under this Lease relating to those portions of the Premises for which this Lease has not been terminated.

                                      III.

                                RENT AND DEPOSITS

         3.1 BASE RENTAL. Tenant shall pay to Landlord an annual base rent in monthly installments for and during the Lease Term the amounts specified in the Lease Summary (the "Base Rental"). The monthly installments of Base Rental shall be paid in advance on the first day of every calendar month during the Lease Term.

         3.2 RENTAL ADJUSTMENT. [Intentionally deleted.]

         3.3 OPERATING EXPENSES AND PROPERTY TAXES. In addition to the Base Rental, Tenant shall pay as additional rental (the "Additional Rental"), for each calendar year during the Lease Term, Tenant's Percentage Share (which shall be the sum of Tenant's Percentage Share of each Phase of the Premises for which the Occupancy Date has occurred, subject to the provisions of Section 1.3 above) of the total Operating Expenses for the calendar year in question. The Additional Rental payable pursuant to this Section 3.3 shall be determined and adjusted in accordance with the following procedures:

                  (a) During each December of the Lease Term, or as soon thereafter as practicable, Landlord shall give Tenant written notice of its estimate of Additional Rental payable under this Section 3.3 for the ensuing calendar year. On or before the first day of each month during the ensuing calendar year, Tenant shall pay to Landlord 1/12 of such estimated amounts together with the Base Rental, provided that if such notice is not given in December Tenant shall continue to pay during the ensuing calendar year on the basis of the amounts payable during the calendar year just ended, until the month after such notice is given. If at any time or times it appears to Landlord that the actual amount payable under this Section 3.3 for the current calendar year will vary from Landlord's estimate by more than 5%, Landlord may revise, by notice to Tenant, its estimate for such year, and subsequent payments by Tenant for such year shall be based upon such revised estimate. Failure to make a revision contemplated by the immediately preceding sentence shall not prejudice Landlord's right to collect the full amounts of Additional Rental payable under this Section 3.3. Notwithstanding the foregoing, for calendar year 2000, estimated payments of Additional Rental payable under this Section 3.3 shall be made at the rate of Six and 75/100 Dollars ($6.75) per square foot of Rentable Area of each Phase of the Premises for which the Occupancy Date has occurred during calendar year 2000. Such amount shall not constitute a floor or otherwise have any bearing upon the amount of estimated payments for any calendar year subsequent to calendar year 2000.

                  (b) Within one-hundred and twenty (120) days after the close of each calendar year during the Lease Term, or as soon after such 120-day period as practicable, Landlord shall deliver to Tenant a statement of the adjustments to be made pursuant to this Section 3.3 for the calendar year just ended certified by certified public accountants designated by Landlord, and such statement shall be final and binding upon Landlord and Tenant absent manifest error. If on the basis of such statement Tenant owes an amount of Additional Rental that is less than the estimated payments for the calendar year just ended previously made by Tenant, Landlord shall credit such excess to the next payments of Additional Rental coming due pursuant to this Section
         3.3 or, if the term of this Lease is about to expire, refund such excess to Tenant if Tenant is not in default under this Lease (in the instance of an event of default such excess shall be held as additional security for Tenant's performance, may be applied by Landlord to cure any such event of default, and shall not be refunded until any such event of default is cured). If on the basis of such statement Tenant owes an amount of Additional Rental that is more than the estimated payments for the calendar year just ended previously made by Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of the statement.

                  (c) If the Lease term shall expire on a day other than the last day of a calendar year, the amount of Additional Rental payable pursuant to this Section 3.3 shall be the product of multiplying the Additional Rental which otherwise would have been payable for the full calendar year by a fraction, the numerator of which is the actual number of days of the calendar year in question included within the Lease Term, and the denominator of which is 365. The expiration of this Lease shall not affect the obligations of Landlord and Tenant pursuant to subsection (b) of this Section 3.3 to be performed subsequent to such expiration.

                  (d) Notwithstanding anything in this Section 3.3 of this Lease to the contrary, Tenant's Percentage Share of increases in "controllable" Operating Expenses (as that term is hereinafter defined) for any calendar year shall not include a portion of such "controllable" Operating Expenses for such year to the extent the amount of such "controllable" Operating Expenses exceeds the product of
         (i) "controllable" Operating Expenses for the immediately preceding calendar year, multiplied by (ii) 105%. For the purposes of this subsection (d), "controllable" Operating Expenses are defined to be all Operating Expenses other than taxes, utility costs, cost of labor that is provided directly or indirectly through a contractor at or near minimum wage, and insurance costs. For avoidance of doubt, Tenant's obligations with respect to increases in Property Taxes shall not be subject to the limitations set forth in this subsection (d).

                  (e) Within one hundred twenty (120) days after Tenant receives the annual statement of adjustment described in subsection (b) above, Tenant may contest the statement by written notice to Landlord, which notice shall specify the particular areas of Operating Expenses that Tenant desires to contest; provided, however, that no such contest shall entitle Tenant to withhold or delay amounts due to Landlord as set forth in Landlord's statement. If no such contest is made by written notice to Landlord delivered within such 120-day period, such statement shall be binding upon Tenant in all respects. If Tenant timely contests such statement, Tenant shall have the right to inspect and examine, at reasonable times during normal business hours, Landlord's books of account and records pertaining to the Operating Expenses of the Building for the calendar year in question and for the immediately preceding calendar year, all at Tenant's sole cost and expense. Such inspection shall be conducted by an independent certified public accountant who in no event is compensated on a contingent fee basis. Such inspection shall be conducted in Landlord's office in Atlanta, Georgia, at Tenant's expense, and shall be completed within five (5) business days after such inspection is commenced, with written notice to Landlord of the results thereof, by no later than forty-five
         (45) days after the date of Tenant's notice of contest delivered to Landlord pursuant to the foregoing provisions of this subsection (e); any matters not specifically disputed in a written notice timely filed with Landlord after such audit has been completed shall be final and binding upon Tenant in all respects. Landlord may have an agent or employee present during such inspection and audit. If the contest ultimately results in Landlord and Tenant agreeing that Tenant has overpaid Landlord for its share of Operating Expenses, such overpayment shall be refunded by Landlord to Tenant within thirty (30) days after the date such contest is so resolved. Furthermore, if a review by Tenant disclosed a discrepancy of greater than five percent (5%) in any category of Operating Expenses (a "Material Discrepancy") for the year being reviewed, then Tenant shall have the right to review Landlord's records of Operating Expenses for such category for the four (4) calendar years immediately prior to the calendar year in which the Material Discrepancy occurred, but not any calendar year prior to calendar year 2000.

         3.4 COMMITMENT DEPOSIT. [Intentionally deleted.]

         3.5 SECURITY DEPOSIT. [Intentionally deleted.]

         3.6 PAYMENTS. Tenant shall pay to Landlord all Base Rental, additional rent, and all other charges due and owing by Tenant under this Lease without deduction or set off, in legal tender, and at Landlord's address specified in the Lease Summary or as otherwise directed from time to time by Landlord.

         3.7 RENT FOR PARTIAL MONTHS. A prorated monthly installment, based on a thirty (30) day month, shall be paid in advance (i) on the Commencement Date for any fraction of a month if the Lease Term begins on any day other than the first day of any month and (ii) on the first day of the final month of the Lease Term for any fraction of a month if the Lease Term shall terminate on any day other than the last day of any month.

                                      IV.

                PREPARATION, MAINTENANCE AND REPAIR OF PREMISES

         4.1 PREPARATION OF THE PREMISES.

                  (a) Landlord shall deliver each Phase of the Premises to Tenant in the condition required for such Phase when delivered, as follows:

                  Phase 1 "As Is" condition, provided that (other than with respect to the areas shown on EXHIBIT "A" hereto as the "Terrace Level - Phase I" and the "Print Shop") all prior tenant improvements therein shall have been demolished and removed by Landlord, at its expense
                  Phase 2 "As Is" condition, provided that (other than with respect to the area shown on EXHIBIT "A" hereto as "Phase IIB") all prior tenant improvements therein shall have been demolished and removed by Landlord, at its expense
                  Phase 3 Base Building Condition (in process on Delivery Date) Phase 4 Base Building Condition (completed on Delivery Date) Phase 5 Base Building Condition (completed on Delivery Date)

         As used in this Lease, the term "Base Building Condition" shall mean the condition described in Attachment "C-1" attached to and incorporated into this Lease. Said Attachment "C-1" is also a part of the Tenant Improvement Agreement attached as EXHIBIT "C" to this Lease and made a part hereof by this reference (the "Tenant Improvement Agreement").

                  (b) Tenant shall construct or install in the Premises the Tenant Improvements, as defined in and to be constructed or installed pursuant to the provisions of the Tenant Improvement Agreement. Tenant agrees to comply with all of the terms and provisions of the Tenant Improvement Agreement, including, without limitation, the obligation to pay, as additional rental, all amounts due Landlord under Section 3 thereof according to the payment procedures contained therein. Landlord acknowledges that Tenant intends to increase the floor loading capacity of the Terrace Level and the first (1st) floor of the Building in certain areas and to install a conduit zone completely enclosed by concrete block that would be of sufficient size to permit passageway for persons as well as for seven (7) six inch (6") conduits plus seven (7) four inch (4") conduits, and that the foregoing improvements are essential components of Tenant's operations in the Building. Landlord agrees that it will be reasonable in working with Tenant, at no cost to Landlord, to accomplish these features for the Building. In connection therewith, Tenant expressly acknowledges and agrees that:

                  (i) Any and all costs incurred in connection with making any such improvements shall be deemed Tenant Improvement Costs for purposes of Exhibit "C' to this Lease;

                  (ii) If any such improvements required by Tenant compromise the marketability of any other leaseable space in the Building, such space shall be included in the Premises and leased by Tenant pursuant to the terms of this Lease;

                  (iii) If such improvements eliminate or compromise any parking spaces in the on-site Parking Facility, such spaces shall be leased by Tenant as part of its parking allotment under
                  Section 9.15 of this Lease;

                  (iv) Any such improvements required by Tenant must comply with applicable laws, codes, ordinances, rules and regulations; and

                  (v) Tenant will remove any such improvements upon the expiration or earlier termination of this Lease, if requested to do so by Landlord.

         In addition to the foregoing, as part of the initial construction of Tenant Improvements to the Premises, Tenant may submit to Landlord requests respecting the location of sprinklers in the Premises, and Landlord agrees to cooperate reasonably with Tenant in connection with such relocation as long as (i) such request is received sufficiently in advance of the installation of any sprinklers for Landlord to accommodate Tenant's request without delay in completion of the Building renovation, (ii) any such location of sprinklers must comply with applicable laws, codes, ordinances, rules and regulations, and
         (iii) any incremental costs incurred by Landlord as a result of any such location or relocation of sprinklers in order to accommodate Tenant (over the cost Landlord would have incurred in the absence of such request) shall be a part of the Tenant Improvement Costs for purposes of Exhibit "C" to this Lease.

                  (c) If Tenant causes the Tenant Improvements to exceed in value the value of the Base Building Condition PLUS Landlord's Allowance for Tenant Improvement Costs (as such term is defined in the Tenant Improvement Agreement), and if the installation or construction of such Tenant Improvements causes an increase in the ad valorem taxes on the Building, then Tenant shall pay from time to time, as additional rental, any such increase in act valorem taxes on demand of Landlord.

                  (d) Tenant acknowledges that any space delivered to Tenant in "as is" condition will be subject to some renovation work by Landlord after such delivery in order to remove existing restrooms and convert such space to Usable Area and to complete renovations to other portions of the Building. At present the scope of this work is as described in the plans referenced in EXHIBIT "I" hereto, and the estimated time for completion of work sufficient for Tenant's occupancy is August, 2000, with additional work (including, without limitation, bathroom renovation) estimated to be completed by December 1, 2000. Landlord shall complete such work on a timely basis and in a good and workmanlike manner, and shall be responsible for any repairs thereto. Any entry by Landlord into the Premises to complete such work shall be governed by Section 4.9 of this Lease. In addition to the renovation work to the Premises described above, Tenant acknowledges that the Building will be undergoing a major renovation from and after the date this Lease is executed, which renovation is projected to be substantially completed in August, 2000. In consideration of the disruption of Tenant's operations resulting from such renovation work, Landlord has agreed to allow Tenant to occupy the Premises until August 1, 2000 without any charge for Base Rental. Landlord agrees to complete the Building renovations in substantial accordance with the plans described on EXHIBIT "I" hereto (which plans Tenant hereby approves), subject to change orders issued during the course of renovation work that do not materially vary the overall design, construction or level of finishes from those shown in the aforesaid plans and renderings.

         4.2 REPAIRS BY TENANT. Tenant shall at its own expense keep the Premises in good repair and tenantable condition and indemnify Landlord against any loss, damage, or expense arising by reason of any failure of Tenant so to keep the Premises in good repair and tenantable condition or due to any act or neglect of Tenant, its agents, employees, contractors, invitees, licensees, tenants, or assignees. If Tenant fails to perform, or cause to be performed, such maintenance and repairs, then at the option of Landlord, in its sole discretion, any such maintenance or repair may be performed or caused to be performed by Landlord and the cost and expense thereof charged to Tenant, and Tenant shall pay the amount thereof to Landlord on demand as additional rental.

         4.3 REPAIRS BY LANDLORD. Landlord shall maintain in good order and repair, subject to normal wear and tear, casualty and condemnation, the Building (excluding the Premises and other portions of the Building leased to other tenants), including without limitation, public areas, the parking lot and landscaped areas, elevators, stairs, corridors, common restrooms, the mechanical, plumbing and electrical systems and the structure itself (including the glass exterior surfaces of the Premises). The cost of any such repairs or maintenance to the foregoing necessitated by the intentional acts or omissions, negligence or gross negligence of Tenant, or its agents, employees, contractors, invitees, licensees, tenants or assignees, however, shall be reimbursed by Tenant to Landlord upon demand as additional rental.

         4.4 ALTERATIONS BY TENANT. Tenant shall make no alterations or additions of any kind in or to the Premises without first obtaining Landlord's prior written consent. Such consent may be granted or withheld in Landlord's sole discretion; provided, however, Landlord agrees it will not unreasonably withhold its consent to cosmetic or non-structural alterations or additions which do not involve structure, walls, floors, Building systems, electrical installations or the obtaining of building permits or otherwise result directly or indirectly in Landlord incurring any costs not paid by Tenant in full. Except as may otherwise be agreed by Landlord in writing at the time of granting its consent, all such work, including additions, fixtures, and Tenant Improvements (but excluding moveable office furniture and equipment and other personal property of Tenant) made or placed in or upon the Premises by either Tenant or Landlord shall be and become the Landlord's property at the termination of this Lease by lapse of time or otherwise, all without compensation or payment to Tenant. Approved alterations or additions made by Tenant shall be at the sole expense and liability of Tenant, and Tenant's indemnity in Subsection 7.3(d) hereof shall apply to any contractors engaged by Tenant in connection therewith. Landlord shall have the right to take depreciation with respect to the Tenant Improvements to the extent of the Landlord's Allowance and Tenant shall have the right to take depreciation with respect to Tenant Improvements to the extent that it contributes towards the cost of Tenant Improvements in excess of Landlord's Allowance. If at the time of Landlord's approval of the plans for any tenant improvements to the Premises after the initial Tenant Improvements are completed pursuant to Section 4.1(b) of this Lease, Tenant requests in writing that Landlord designate which, if any, of such tenant improvements Landlord will require Tenant to remove at Tenant's expense prior to the expiration or earlier termination of this Lease, Tenant shall not be obligated to remove any of such tenant improvements from the Premises, except to the extent such removal is required in writing at the time of Landlord's approval of such plans in response to such request from Tenant.

         4.5 DISCHARGE OF LIENS . Tenant is not authorized to contract for or on behalf of Landlord for work on or the furnishing of materials to the Premises or any other part of the Building. Tenant shall discharge of record by payment, bond or otherwise, within ten (10) days subsequent to the date of its receipt of notice thereof from Landlord, any mechanic's, laborer's or similar lien filed against the Premises or the Building for work or materials claimed to have been furnished at the instance of Tenant. If Tenant shall fail to cause such lien or claim of lien to be so discharged or bonded within such period, in addition to any other right or remedy it may have, Landlord may, but shall not be obligated to, discharge the same by paying the amount claimed to be due or by procuring the discharge of such lien or claim by deposit in court or bonding, and in any such event, Landlord shall be entitled, if Landlord so elects, to compel the prosecution of any action for the foreclosure of such lien or claim by the claimant and to pay the amount of the judgment, if any, in favor of the claimant, with interest, costs and allowances, Tenant shall pay as additional rental on demand from time to time any sum or sums so paid by Landlord and all costs and expenses incurred by Landlord, including, but not limited to, attorneys' fees in processing such discharge or in defending any such action.

         4.6 DAMAGE AND DESTRUCTION.

                  (a) If the Building or Premises is damaged partially or wholly by fire, the elements, act of God or other casualty, and if such damage cannot, in Landlord's reasonable estimation, be materially restored within ninety (90) days of such damage, then Landlord may, at its sole option, terminate this Lease as of the date of such fire or casualty and the Lease Term shall end an such date as if that date had been originally fixed in this Lease for the expiration of the Lease Term. Landlord shall exercise its option provided herein by written notice to Tenant within sixty (60) days of such fire or other casualty.

                  (b) If this Lease is not terminated pursuant to subsection (a) above, then Landlord shall proceed with all due diligence to repair and restore the Building or Premises, as the case may be (except that Landlord may elect not to rebuild, and thus terminate this Lease, if such damage occurs during the last year of the Lease Term, regardless of any term renewal option which is unexercised at the date of occurrence of the casualty). Landlord's obligation to restore the Premises under the preceding sentence shall be discharged upon Landlord's restoration of the Premises to Base Building Condition, as defined in EXHIBIT "C" hereto. Tenant shall be responsible for restoration of Tenant Improvements utilizing its own funds, without allowance or reimbursement from Landlord. If Landlord shall fail to complete such repairs and material restoration within one hundred fifty
         (150) days after the date of such damage and Tenant's use and enjoyment of the Premises is then materially impaired by the uncompleted restoration, Tenant may at its option and as its sole remedy terminate this Lease by delivering written notice to Landlord, whereupon the Lease shall end on the date of such notice as if the date of such notice were the date originally fixed in this Lease for the expiration of the term hereof; provided, however, that if construction is delayed because of changes, deletions or additions in construction requested by Tenant, or because of strikes, lockouts, casualties, acts of God, war, material or labor shortages, governmental regulation or control, or other causes beyond the reasonable control of Landlord, the 150-day period for restoration, repair, or rebuilding shall be extended for the amount of time Landlord is so delayed. In no event shall Landlord be required to rebuild, repair, or replace any personal property, equipment or trade fixtures which belong to Tenant.

                  (c) If this Lease is not terminated by Landlord pursuant to this Section 4.6 and if the Premises are unfit for occupancy in whole or in part following such damage, the Base Rental and Rental Adjustment payable during the period in which the Premises are unfit for occupancy shall abate for the period from the date of such casualty until the earlier of sixty (60) days after Landlord completes its restoration work or the date Tenant resumes occupancy of the Premises for the purpose of conducting business therefrom, and Tenant's Percentage Share shall be reduced for such period in proportion to the number of square feet of Rentable Area of the premises rendered unusable by such damage; provided, however, that no such abatement and reduction shall be made under the provisions of this subsection (c) in excess of the amount of rent insurance proceeds actually collected by Landlord and directly attributable to rent loss under this Lease (taking into account rent loss under all other leases of space in the Building) in the event such damage shall have been caused through the negligence or willful misconduct of Tenant, its agents, employees, contractors, invitees, licensees, tenants or assignees.

                  (d) in the event of any damage or destruction to the Building or the Premises, Tenant shall, upon notice from Landlord, remove forthwith, at its sole cost and expense, such portion or all of the property belonging to Tenant (other than partitions, fixtures, additions and similar improvements), from such portion or all of the Building or the Premises as Landlord shall request and Tenant agrees to indemnify and hold Landlord harmless from any loss, liability, costs, and expenses, including attorneys' fees, arising out of any claim of damage or injury as a result of any alleged failure by Tenant to secure properly the Premises following such damage or destruction and prior to such removal.

                  (e) Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or Premises shall be for the sole benefit of the party carrying such insurance and under its sole control except that Landlord's insurance may be subject to control by the holder or holders of any indebtedness secured by a mortgage or deed to secure debt covering any interest of Landlord in the Premises or the Building.

                  (f) Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed to secure debt covering the Premises or Building requires that any insurance proceeds be paid to it, such that restoration of the Building cannot be performed, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty (30) days after such requirement is made by any such holder, whereupon the Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the Lease Term.

                  (g) If any such casualty stated in this Section 4.6 occurs, Landlord shall not be liable to Tenant for inconvenience, annoyance, loss of profits, expenses, or any other type of injury or damage resulting from the repair of any such damage, or from any repair, modification, arranging, or rearranging of any portion of the

         Premises or any part or all of the Building or for termination of this Lease as provided in this Section 4.6.

         4.7 EMINENT DOMAIN.

                  (a) If all or any substantial part of the Building or of the Premises should be taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the Premises for the purpose for which it is then being used, this Lease shall terminate effective when the physical taking shall occur in the same manner as if the date of such taking were the date originally fixed in this Lease for the expiration of the Lease Term.

                  (b) If part of the Building or Premises is taken for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain or by private purchase in lieu thereof, and this Lease is not terminated as provided in subsection (a) above, this Lease shall not terminate but the Base Rental and Rental Adjustment payable hereunder during the unexpired portion of this Lease and Tenant's Percentage Share shall be reduced to such extent, if any, as may be fair and reasonable under all of the circumstances and Landlord shall undertake to restore the Building and Premises to a condition suitable for Tenant's use, as near to the condition thereof immediately prior to such taking as is reasonably feasible under the circumstances.

                  (c) Tenant shall not share in any condemnation award or payment in lieu thereof or in any award for damages resulting from any grade change of adjacent streets, the same being hereby assigned to Landlord by Tenant; provided, however, that Tenant may, to the extent provided by law, separately claim against and receive from the condemning authority, if legally payable, compensation for Tenant's removal, relocation costs, loss of business, business interruption and loss of trade fixtures, but only if and to the extent no such claim or award therefor will reduce or affect Landlord's awards.

                  (d) Notwithstanding anything to the contrary contained in this
         Section 4.7, if during the Lease Term the use or occupancy of any part of the Building or Premises shall be taken or appropriated temporarily for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, this Lease shall be and remain unaffected by such taking or appropriation and Tenant shall continue to pay in full all rental payable hereunder by Tenant during the Lease Term. In the event of any such temporary appropriation or taking, Tenant shall be entitled to receive that portion of any award which represents compensation for the loss of use or occupancy of the Premises during the Lease Term, and Landlord shall be entitled to receive that portion of any award which represents the cost of restoration and compensation for the loss of use or occupancy of the Premises after the end of the term of this Lease.

         4.8 REPORTS OF DEFECTS. Tenant shall report to Landlord immediately in writing any damage to or defective condition in or about the Building or Premises known to Tenant.

         4.9 LANDLORD'S RIGHT TO ENTER PREMISE. Tenant shall not change the locks on any entrance to the Premises or install additional locks without Landlord's prior written consent, which consent shall be in Landlord's sole discretion. Upon Tenant's written request to Landlord, Landlord will make a reasonable change of locks on behalf of Tenant and at Tenant's sole cost and expense. Landlord and its agents, employees and contractors shall have the right to enter the Premises at such times as Landlord deems reasonably necessary to make necessary repairs, additions, alterations and improvements to the Building, including, without limitation, the erection, use and maintenance of pipes and conduits and repairs to adjacent promises or other premises and the renovations contemplated by Section 4. 1(d) above or by the Tenant Improvement Agreement. Landlord shall also be allowed to take into and through the Premises any and all needed materials that may be required to make such repairs, additions, alterations and improvements, all without being liable to Tenant in any manner whatsoever. During such time as work is being carried on in or about the Premises, provided such work is carried out in a manner so as not to interfere unreasonably with the conduct of Tenant's business therein, the rent provided herein shall in no wise abate, and Tenant waives any claim and cause of action against Landlord for damages by reason of loss or interruption to Tenant's business and profits therefrom because of the prosecution of any such work or any part thereof. In addition, upon reasonable notice to Tenant (which may be oral), Landlord and its agents, employees and contractors shall have the right to enter the Premises during normal business hours, without undue interference with the conduct of Tenant's business therein, to inspect and examine the Premises and to exhibit the Premises to prospective purchasers, tenants and lenders. In the event of emergency, or if otherwise necessary to prevent injury to persons or damage to property, such entry to the Premises may be made by force without any liability whatsoever on the part of Landlord for damage resulting from such forcible entry.

                                       V.

                                USE AND SERVICES
                                ----------------

         5.1 USE. Tenant shall use the Premises for the purposes stated in the Lease Summary and for no other purpose. Tenant shall not use the Premises for any illegal purpose, nor violate any statute, regulation, rule or order of any governmental body in its use thereof, nor create or allow to exist any nuisances or trespasses, nor do any act in or about the Premises or bring anything onto or into the Premises which will in any way increase the rate of insurance on the Premises nor deface or injure the Premises or overload the floor of the Premises.

         5.2 SERVICES. Provided no event of default shall have occurred under this Lease, Landlord agrees to provide to Tenant, as Landlord deems reasonably necessary, the following services:

                  (a) General cleaning and janitorial service required as a result of normal, prudent use of the Premises and completion in accordance with the basic Janitorial Specifications provided in Exhibit "G," performed by a service selected by Landlord, and only on Mondays through Fridays, inclusive, with New Year's Day, Martin Luther King Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (herein collectively called the "Holidays") excepted. Notwithstanding the foregoing, Tenant may take over all responsibility for cleaning Tenant's Premises by giving Landlord not less than sixty
         (60) days advance notice of such election, in which event (i) Landlord shall not charge Tenant for any janitorial costs as Operating Expenses other than such costs as are incurred to clean and maintain common areas of the Building and the Building structure; and (ii) Landlord shall have no further obligation respecting janitorial service to the Premises;

                  (b) Heating and air-conditioning service daily on Mondays through Fridays, inclusive, with Holidays excepted, from 8:00 A.M. to 7:00 P.M. and on Saturdays, if not a Holiday, from 8:00 A.M. to 1:00 P.M. Landlord reserves the right to prohibit the use of machines and equipment which generate heat in their operation that put excessive demands on Landlord's base building air-conditioning system unless and until arrangements are made by Tenant, acceptable to Landlord, to obtain and install in the Premises at Tenant's cost supplementary air-conditioning equipment, and the cost of operation and maintenance of such equipment shall be paid by Tenant on the Base Rental payment dates at such rates as are established from time to time by Landlord. Notwithstanding the foregoing, if Tenant provides for such supplemental air conditioning at its expense, as aforesaid, in accordance with Landlord's requirements and plans and specifications approved by Landlord, Landlord will not object to Tenant's use of Tenant's computer equipment, other office machinery and computer rooms in the Premises as shown on the drawings and specifications approved by Landlord from time to time in accordance with this Lease, to the extent such equipment, machinery and rooms are adequately serviced, in Landlord's reasonable judgment, by such supplemental air conditioning. Should Tenant desire either heating or air-conditioning at times when such services are not furnished by Landlord under the terms of this Lease, Landlord may elect, entirely at its option, to furnish such services as requested by Tenant upon not less than 24 hours notice from Tenant. Such service shall be provided at an hourly charge of FORTY-FIVE and N0/100 DOLLARS ($45.00) per hour per building (i.e., north wing or south wing of the Building) (subject to increase from time to time to reflect actual increases in the cost to landlord of providing such services to Tenant), which charges Tenant shall promptly pay upon invoice from

         Landlord. Payments for such additional services shall be deemed additional rental due from Tenant;

                  (c) Outside air ventilation for the Building to provide 20 cfm per person (assuming a design condition of one person per 142 rentable square feet) in accordance with ASHRAE Standard 62-1989. Landlord agrees to maintain fresh air within the Premises in compliance with ASHRAE Standard 62-1989.

                  (d) Passenger and freight elevator service to all floors of the Building on which the Premises are located daily on Mondays through Fridays, inclusive, with Holidays excepted, from 8:00 A.M. to 7:00 P.M. and on Saturdays, if not a Holiday, from 8:00 A.M. to 1:00 P.M. At least one elevator shall be operative at all other hours. A freight elevator will be available at all hours, subject to scheduling with Landlord and Tenant's paying any reasonable costs actually incurred by Landlord associated with Tenant's use of the freight elevator outside of normal operating costs;

                  (e) Landlord shall furnish electric current in a quantity sufficient to ensure that Tenant has constant access to and ability to use a minimum of seven (7) watts per usable square foot of the Premises for small business machinery only from electric circuits designated by Landlord for Tenant's use, exclusive of Building standard tenant lighting and HVAC. Such circuits will be fed into one or more of the existing electrical panels (a 480/277 volt panel or panels for Building standard tenant lighting and a 208/120 volt panel or panels for tenant outlet requirements) in the electrical closet or closets located on the same Building floor as the Premises. Tenant's usage of said panels on any given floor shall not exceed Tenant's pro rata share (based on rentable square footage) of the panels' capacity. Tenant shall not use any electrical equipment which in Landlord's opinion will overload the wiring installations or interfere with the reasonable use thereof by other users in the Building. Tenant shall not install or operate in the Premises any electric power generation equipment or transformer carrying substantial non-linear loads, producing above-average amounts of heat, or not having the capability of neutralizing harmonic distortion. Tenant shall not, without Landlord's prior written consent in each instance, which consent shall not be unreasonably withheld, connect any items such as non-Building standard tenant lighting, vending equipment, printing or duplicating machines, computers (other than desktop word processors and personal computers), auxiliary air conditioners, and other computer related equipment to the Building's electrical system, or make any alteration or addition to the system.
         If Tenant desires any such items, additional 208/120 volt electrical power beyond that supplied by Landlord as provided above, electric current in excess of 208/120 volts for purposes other than Building standard tenant lighting, or other special power requirements or circuits, then Tenant may request Landlord to provide such supplemental power or circuits to the Premises. If Landlord furnishes any special power or circuits, Tenant shall pay Landlord, on demand, the cost of the design, installation and maintenance of the facilities required to provide such additional or special electric power or circuits, and the cost of all electric current so provided at a rate not to exceed that which would be charged by Georgia Power Company, or its successor, if Tenant were a direct customer thereof. Landlord may require separate electrical metering of such supplemental electric power or circuits to the Premises, and Tenant shall pay, on demand, the cost of the design, installation and maintenance of such metering facilities. In no event shall Tenant have access to any electrical closets in the Building, it being agreed that any electrical engineering design or contract work shall be performed at Tenant's expense by Landlord or an electrical engineer and/or electrical contractor designated by Landlord. With respect to any proposed separate metering or electrical surcharge Tenant shall have the right to have its own engineer review such proposal to confirm for Tenant the reasonableness thereof. All invoices respecting the design, installation and maintenance of the facilities requested by Tenant shall be paid within thirty (30) days of Tenant's receipt thereof. Landlord's charge to Tenant for the cost of electric current so provided shall be paid within thirty (30) days of receipt of invoice by Tenant; and

                  (f) Common use restrooms, toilets, and drinking fountains available on each floor or partial floor of the Building occupied by Tenant.

                  (g) Landlord shall provide security services for the Building, the Common Areas and the parking facility for the Building specified in
         Section 9.15(a) of this Lease (the "Parking Facility") consisting of the following:

                  (i) Subject to compliance with applicable laws, codes, ordinances, rules and regulations, Landlord shall install, at Landlord's sole cost, a security system (the "Security System") consisting of (i) a "card-key" access system on all exterior doors of the Building, all doors providing entry to the Premises and all elevators operating after hours and (ii) security cameras (monitored 24 hours a day, 7 days per week) that are located in locations reasonably agreed upon by Landlord and Tenant. Such Security System must permit the use of the fire stairwells for emergency exiting in accordance with applicable codes and any requirements Landlord may impose. Landlord shall provide Tenant with any keys or codes necessary to access the Premises after installation of the Security System and Tenant may coordinate its security system with Landlord's security system.

                  (ii) Landlord will make reasonable efforts, at no cost to Landlord, to coordinate with Tenant during the planning stage of the renovation of the Building concerning the integration of Landlord's and Tenant's security systems.

                  (iii) At least two (2) uniformed guards, one of which shall be stationed in the main entrance lobby and the other of which shall cruise the Building and the on-site Parking Facility during the times that such services are customarily and generally furnished in comparable office buildings in the Midtown, Atlanta, Georgia market area. One (1) such guard shall, if available, escort Tenant's employees to/from vehicles in the on-site Parking Facility of the Building upon Tenant's request. One of the guards may be designated by Tenant, but Tenant hereby releases, indemnifies and holds harmless Landlord with respect to any and all liability arising from any incident in which the guard designated by Tenant is involved.

         Notwithstanding the foregoing, Tenant acknowledges that: (x) Landlord and its agents, employees and contractors cannot guaranty the security of the Building, the Common Areas, or the Parking Facility, (y) Landlord shall not be liable for the willful misconduct, gross negligence or negligence of other tenants or third parties including, without limitation, vandalism, theft, mysterious disappearances and damage to property or person; and (z) Tenant, for itself and its agents, employees, business invitees and licensees, releases Landlord and its agents, employees and contractors from any and all loss, cost or damage that Tenant, or its agents, employees, business invitees or licensees may suffer or incur as a result of the matters described in clause (y) above.

                  (h) Tenant shall be afforded access to its Premises on a 24-hour-per-day basis, although such access may be subject to the Rules and Regulations and reasonable security measures.

                                       VI.

                              COMPLIANCE WITH LAWS

         6.1 TENANT'S COMPLIANCE WITH LAWS. Tenant shall comply, at its own expense, with all statutes, regulations, rules, ordinances, and orders of any governmental body, department, or agency thereof which apply to or result from Tenant's use or occupancy of the Premises and shall abide by and observe the Rules and Regulations attached to this Lease as EXHIBIT "D" and such other rules and regulations for the use, occupancy, or operation of the Building as may hereafter be established in writing by Landlord.

         6.2 RENT CONTROL. Tenant waives the benefit of all existing and future rent control laws and similar governmental rules and regulations, whether in time of war or not, to the full extent permitted by law.

         6.3 BUILDING ALTERATIONS. If, in order to maintain the Building as an office building or otherwise, Landlord shall be required by any governmental authority to repair, alter, remove, construct, reconstruct, or improve any part or all of the Building or Premises, Tenant's obligations under this Lease will not be affected and Tenant waives all claims for injury, damage, or abatement of rent because of such repair, alteration, removal, construction, reconstruction, or improvement, or lack thereof; provided, however, that if such action by Landlord shall render the Premises partially or wholly unfit for occupancy and if, in Landlord's reasonable estimation, it cannot complete such acts within ninety (90) days, then at the option of Landlord to be exercised by giving written notice to Tenant within sixty (60) days following the date of notice to Landlord by such governmental authority, this Lease shall terminate on the date of such election and Tenant shall immediately surrender the Premises to Landlord. In such event Tenant shall continue to owe and pay rent and other charges up to but not beyond the time of such surrender. If Landlord shall elect not to terminate this Lease as provided above, Landlord and Tenant shall have the same respective rights and obligations as provided above in Sections 4.6(b) and (c), and the provisions of Section 4.6(g) shall apply regardless of whether or not Landlord elects to terminate this Lease.

         6.4 TAXES PAYABLE BY TENANT. In addition to Base Rental and other charges to be paid by Tenant hereunder, Tenant shall reimburse Landlord upon demand for any and all taxes payable by Landlord whether or not now customary or within the contemplation of the parties hereto, to the extent not included in Property Taxes: (a) upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises or by the cost or value of any improvements made in or to the Premises by Tenant regardless of whether title to such improvements shall be in Tenant or Landlord; (b) upon or measured by the rental payable hereunder in the nature of a sales tax upon rent or a so-called "rent tax", but not federal or state income taxes of Landlord; and (c) upon this transaction or any document to which Tenant is a party creating or transferring an interest in the Premises. In the event that it shall not be lawful for Tenant so to reimburse Landlord, the monthly rental payable to Landlord under this Lease shall be revised to net Landlord the same net rental after imposition of any such tax upon Landlord as would have been payable to Landlord if such tax had not been imposed

                                      VII.

                    INSURANCE, LIABILITY AND INDEMNIFICATION

         7.1 INSURANCE.

                  (a) Tenant agrees to carry fire and extended coverage insurance insuring Tenant's interest in its improvements and betterments to the Premises, including, without limitation, the Tenant Improvements, and any and all furniture, equipment, supplies, and other property owned, leased, held, or possessed by it and contained therein, such insurance coverage to be in an amount equal to the full insurable value of such improvements and property. Said policy or policies, or certificates thereof, shall be delivered to Landlord by Tenant upon commencement of the term of the Lease and upon each renewal of said insurance.

                  (b) Tenant also agrees to carry a policy or policies of worker's compensation and comprehensive general liability insurance, including personal injury and property damage, with contractual liability endorsement, in the amount of Five Hundred Thousand Dollars ($500,000.00) for property damage and One Million Dollars ($1,000,000.00) per occurrence for personal injuries or deaths of persons occurring in or about the Premises. Said policies shall: (i) name Landlord as an additional insured and insure Landlord's contingent liability under this Lease, (ii) be issued by an insurance company which is reasonably acceptable to Landlord and licensed to do business in the State of Georgia, and (iii) provide that said insurance shall not and may not be canceled unless thirty (30) days prior written notice shall have been given to Landlord. Said policy or policies, or certificates thereof, shall be delivered to Landlord by Tenant upon commencement of the term of the Lease and upon each renewal of said insurance.

                  (c) Landlord shall, carry fire and extended coverage insurance for the completed Building (excluding land, foundations and other uninsurable components) and on-site Parking Facility (except that Landlord shall have no obligation to maintain insurance as to tenant improvements), in such amount as is required by the holder of a first priority deed to secure debt encumbering the Building (or, if none, in an amount that prudent landlords of first class office buildings in the Midtown, Atlanta, Georgia market area would ordinarily and customarily carry); provided, however, that Landlord shall be entitled to self-insure pursuant to a bona fide self-insurance program as to all or any portion of the risk of loss that would otherwise by insured by the aforesaid insurance coverage. For purposes of Section 7.2 of this Lease, Landlord's waiver of subrogation and release of Tenant for liabilities covered by insurance shall extend to liabilities otherwise required under this Lease to be insured against but with respect to which Landlord has elected to self-insure in whole or in part, as well as liabilities encompassed by the insurance coverage maintained by Landlord.

         7.2 WAIVER OF SUBROGATION AND RELEASE . Landlord and Tenant shall obtain from their respective insurers under all policies of fire, theft and other property damage insurance maintained by either of them at any time during the term of this Lease insuring or covering the Building or any portion thereof or personal property or operations therein, a waiver of all rights of subrogation which the insurer of one party might have against the other party, and Landlord and Tenant shall each indemnify the other against any loss or expense, including reasonable attorney's fees, resulting from the failure to obtain such waiver.

         Landlord and Tenant, to the fullest extent permitted by law, each waives all rights of recovery against the other, and releases the other from liability, for loss or damage to the extent (but only to the extent) of the sum of (i) the deductible amount under the applicable insurance policy (or, in the case of self-insurance by Landlord, the amount of deductible customarily maintained in the Midtown, Atlanta, Georgia market area by prudent landlords of buildings comparable to the Building insuring similar risks), plus (ii) either the collected insurance proceeds received by the party suffering such loss or damage or, in the case of self-insurance by Landlord, the amount of insurance proceeds that would have been paid with respect to such loss had Landlord maintained the insurance coverage otherwise required under Section 7.1 of this Lease; provided, however, that if either Landlord or Tenant fails to obtain and/or maintain in full force and effect the insurance coverage required of such party under Section 7.1(c) hereof (including without limitation the required waivers of subrogation and the required naming of Landlord as an additional insured) other than (in the case of Landlord only) pursuant to a bona fide self-insurance program that complies with Section 7.1, the party so failing to maintain and/or obtain insurance coverage (the "failing party") shall nevertheless waive and release (and shall be deemed to have waived and released) the other party (the "non-failing party") from its liability as set forth above, as fully as if the failing party had not so failed to obtain and/or maintain such insurance coverage, but the non-failing party shall in such event not waive or release (or be deemed to have waived or released) any obligation or liability of the failing party to the non-failing party.

         7.3 INDEMNITY . Tenant agrees to indemnify and hold Landlord harmless from and defend Landlord against any and all claims or liability for any injury or death to any person or damage to any property whatsoever:

                  (a) either (i) occurring in, on or about the Premises, or (ii) occurring in, on, or about any facilities (including, without limitation, elevators, stairways, passageways or hallways) the use of which Tenant may have in conjunction with other tenants of the Building, when such injury, death or damage shall be caused by the act, neglect or fault of, or omission of any duty with respect to the same, by Tenant, its agents, employees, contractors, invitees, licensees, tenants, or assignees;

                  (b) arising from any work or thing whatsoever done by or on behalf of Tenant in or about the Premises or from transactions of the Tenant concerning the Premises;

                  (c) arising from any breach or event of default on the part of the Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to the terms of this Lease, or

                  (d) otherwise arising from any act or neglect of the Tenant, or any of its agents, employees, contractors, invitees, licensees, tenants or assignees.

         7.4 LIABILITY OF LANDLORD . Except as otherwise provided herein, Landlord shall be liable to Tenant for direct damages proximately occasioned by the negligence or intentional acts of Landlord, its agents and employees acting within the scope of their agency or employment, but not for consequential or speculative damages such as business loss. Landlord shall not be liable to Tenant or to any person, firm, corporation or other business association claiming by, through or under Tenant, for failure to furnish or for delay in furnishing any service provided for in this Lease, and no such failure or delay by Landlord shall be an actual or constructive eviction of Tenant nor shall any such failure or delay operate to relieve Tenant from the prompt and punctual performance of each and all the covenants to be performed herein by Tenant; nor for defects in the cooling, heating, electric, water, elevator, or other apparatus or systems or for water discharged from sprinkler systems in the Building; nor for the theft, mysterious disappearance, or loss of any property of Tenant whether from the Premises or any part of the Building. Landlord agrees to make reasonable efforts to protect Tenant from interference or disturbance by third persons, including other tenants; however, Landlord shall not be liable for any interference, disturbance or act whether caused by another tenant or tenants of Landlord or other person, nor shall Tenant be relieved from any obligation herein because of such interference, disturbance or act.

         Notwithstanding the provisions of this Section 7.4 to the contrary, if Landlord fails to furnish or delays in furnishing any essential Building service Landlord is obligated to provide under this Lease (including water, electricity, sewer, elevators, HVAC and restrooms) for any reason other than a reason beyond Landlord's control, Tenant shall be entitled to abate Base Rental until the service is restored, but only under the following terms and conditions:

                  (a) The loss of service must be of a material nature so as to render the Premises substantially unusable for the purposes contemplated by this Lease for a period of not less than three (3) consecutive days after the notice described in clause (b) below is given by Tenant to Landlord;

                  (b) At the time of the lose of service, Tenant must give written notice promptly to Landlord of the loss of service and its claim for abatement under this Section 7.4 and Tenant only shall be entitled to abatement of Base Rental, assuming all other conditions of this Section 7.4 are satisfied, if such notice is timely given to Landlord;

                  (c) Landlord may prevent or stop abatement by providing substantially the same service by temporary or alternative means until the cause of the loss of service can be corrected; and

                  (d) In no event shall Tenant be entitled to any abatement of rent as a result of (i) any loss of service as a result of an event contemplated under any of

         Sections 4.4, 4.6 or 4.7 of this Lease or (ii) any loss of service to any area outside of the Premises if such loss of service is not essential to the customary use and enjoyment of the Premises by Tenant.

Landlord agrees to use commercially reasonable efforts to restore any essential Building services.

         7.5 LIMITATION OF LIABILITY. Landlord's obligations and liability with respect to this Lease shall be limited solely to Landlord's interest in the Building, as such interest is constituted from time to time, and neither Landlord (beyond its interest in the Building) nor any officer, director, shareholder or partner of Landlord shall have any personal liability whatsoever with respect to this Lease. In any action or proceeding brought to enforce the obligation of Landlord to Tenant under this Lease, Landlord and Tenant agree that any final judgment or decree shall be enforceable against Landlord only to the extent of Landlord's interest in the Building, as aforesaid, and any such judgment or decree shall not be capable of execution against, nor be a lien on, any assets of Landlord other than its interest in the Building, as aforesaid.

                                      VIII.

                   EVENT OF DEFAULT AND RELATED REQUIREMENTS
                   -----------------------------------------

         8.1 DEFAULT AND REMEDIES

                  (a) The occurrence of any of the following shall constitute an event of default ("Default") by Tenant hereunder:

                  (i) The Base Rental or Additional Rental is not paid when due, and such failure of payment shall continue for more than ten
                  (10) days subsequent to the date of receipt by Tenant of written notice of non-payment from Landlord, provided that Landlord shall not be obligated to provide such notice and opportunity to cure more than two (2) times in any calendar year during the Lease Term, and the third or any subsequent occasion of a failure to pay Base Rental or Additional Rental when due during any such calendar year shall constitute a Default. No right to receive notice or cure period in favor of Tenant shall affect Tenant's obligation to pay late fees or interest under Section 8.3 for having failed to make timely payment of a monetary obligation;

                  (ii) Any other sum of money payable under this Lease is not paid when due, and such failure of payment shall continue for more than thirty (30) business days subsequent to the date of receipt by Tenant of written notice of non-payment from Landlord, provided that Landlord shall not be obligated to provide such notice and opportunity to cure more than two (2) times in any calendar year during the Lease Term, and the third or any subsequent occasion of such failure during any such calendar year shall constitute a Default. No right to receive notice or cure period in favor of Tenant shall affect Tenant's obligation to pay late fees or interest under Section 8.3 for having failed to make timely payment of a monetary obligation;

                  (iii) [Intentionally deleted.]

                  (iv) [Intentionally deleted.]

                  (v) Tenant's interest in the Lease or the Premises shall be subjected to any attachment, levy, or sale pursuant to any order or decree entered against Tenant in any legal proceeding and such order or decree shall not be vacated within thirty
                  (30) days of entry thereof;

                  (vi) Tenant breaches or fails to comply with any of the Rules and Regulations in EXHIBIT "D" hereto, as the same may hereafter be amended from time to time, and such breach or failure shall continue for more than thirty (30) days subsequent to the date of receipt by Tenant of written notice of such breach or failure from Landlord;

                  (vii) Tenant breaches or fails to comply with any other term, provision, condition, or covenant of this Lease, and such breach or failure shall continue for more than thirty (30) days subsequent to the date of receipt by Tenant of written notice of such breach or failure from Landlord (if the matter in question is not reasonably susceptible of cure by Tenant within the thirty-day period, then Tenant shall have such additional time as may reasonably be necessary, as set forth in a schedule for such curative action reasonably agreed upon by Landlord and Tenant during such thirty (30) day period, provided that Tenant institutes the curative action within the thirty-day period and prosecutes the same diligently to completion); provided, however, that if such breach or failure by Tenant is of such a nature as to create an emergency condition (which, for this purpose, shall mean a condition that poses an immediate threat to the safety or security of persons or property, a nuisance to other tenants of the Building as to which a tenant has registered a complaint with Landlord, a breach or default condition (or a condition that, with notice or passage of time, or both, would constitute a breach or default) under any loan or other agreement between Landlord and a third party, or any condition adversely affecting the structural integrity or systems of the Building), such event shall constitute a default immediately upon Landlord giving Tenant notice thereof, but

                  Landlord shall not have the right to terminate this Lease by reason of such default by Tenant (notwithstanding anything in Section 8.1(b) to the contrary), but Landlord may, in addition to any other remedies hereunder, cure such default for and on behalf of Tenant, and at Tenant's expense, and receive from Tenant the reasonable cost of such curative action incurred by Landlord, as additional rent, together with interest thereon at the rate set forth in Section 8.3 hereof from the date such cost is incurred to the date reimbursed by Tenant; or

                  (viii) Tenant, if a corporation, joint venture, partnership, limited partnership or trust, without Landlord's prior written consent and the written assumption of this Lease by another party approved by Landlord, both in Landlord's sole discretion, shall be dissolved (except that a dissolution in connection with a permitted assignment or subletting as set forth in Section 2.5 (m) or Tenant's merger with Earth Link shall not constitute a Default).

                  (b) Upon the occurrence of a Default, Landlord shall have the option to do and perform any one or more of the following in addition to, and not in limitation of, any other remedy or right permitted it at law or in equity or by this Lease (but subject to clause (vii) of Section 8.1(a) above):

                  (i) Landlord, with or without terminating this Lease, may immediately or at any time thereafter reenter the Premises and perform, correct or repair any condition which shall constitute a failure on Tenant's part to keep, observe, perform, satisfy, or abide by any term, condition, covenant, agreement, or obligation of this Lease or of the Rules and Regulations now in effect or hereafter adopted, and Tenant shall fully reimburse and compensate Landlord on demand for all costs and expenses incurred by Landlord in such performance, correction or repairing, including accrued interest as provided in the next sentence. All sums so expended to cure Default shall accrue interest from the date of demand until date of payment at a rate of interest which is the lower of (x) a per annum rate equal to the Prime Rate plus two percent, or (y) sixteen (16%) percent per annum, but in no event at a rate higher than that permitted by applicable law.

                  (ii) Landlord, with or without terminating this Lease, may immediately or at any time thereafter demand in writing that Tenant vacate the Premises and thereupon Tenant shall vacate the Premises and remove therefrom all property thereon belonging to or placed on the Premises by, at the direction of, or with consent of Tenant within ten (10) days of receipt by Tenant of such notice from Landlord, whereupon Landlord shall have the right to reenter and take possession of the

                  Premises. Any such demand, reentry and taking possession of the Premises by Landlord shall not of itself constitute an acceptance by Landlord of a surrender of this Lease or of the Premises by Tenant and shall not of itself constitute a termination of this Lease by Landlord.

                  (iii) Landlord, with or without terminating this Lease, may immediately or at any time thereafter reenter the Premises and remove therefrom Tenant and all property belonging to or placed on the Premises by, at the direction of, or with consent of Tenant. Any such reentry and removal by Landlord shall not of itself constitute an acceptance by Landlord of a surrender of this Lease or of the Premises by Tenant and shall not of itself constitute a termination of this lease by Landlord.

                  (iv) Landlord, with or without terminating this Lease, may immediately or at any time thereafter relet the Premises or any part thereof for such time or times, at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable, and Landlord may make any alterations or repairs to the Premises which it may deem necessary or proper to facilitate such reletting; and Tenant shall pay all costs of such reletting including but not limited to the cost of any such alterations and repairs to the Premises, attorneys' fees, and brokerage commissions; and if this Lease shall not have been terminated, Tenant shall continue to pay all rent and all other charges due under this Lease up to and including the date of beginning of payment of rent by any subsequent tenant of part or all of the Premises, and thereafter Tenant shall pay monthly during the remainder of the term of this Lease the difference, if any, between the rent and other charges collected from any such subsequent tenant or tenants and the rent and other charges reserved in this Lease, but Tenant shall not be entitled to receive any excess of any such rents collected over the rents reserved herein.

                  (v) Landlord may immediately or at any time thereafter terminate this Lease, and this Lease shall be deemed to have been terminated upon receipt by Tenant of written notice of such termination. Upon such termination Landlord shall have the right to recover from Tenant, as liquidated damages, the following:

                           (A) the worth, at the time of the award, of the unpaid rent that is due and payable at the time of termination of this Lease; and

                           (B) the worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of the award exceeds the amount of rent that could have been reasonably obtained by Landlord using reasonable diligence and good faith efforts to relet the Premises; and

                           (C) the worth, at the time of the award, of the amount by which the unpaid rent for the balance of the Lease Term (or the then current extension period) after the time of the award exceeds the amount of rent that could have been reasonably obtained by Landlord using reasonable diligence and good faith efforts to relet the Premises; and

                           (D) any other amount and court costs necessary to compensate Landlord for all detriment directly caused by Tenant's failure to perform its obligations under this Lease; provided Tenant shall never have any liability or responsibility whatever for any consequential or indirect damages

                           Any amount due Landlord for future rent obligations
                  under subsection (C) above may, at Tenant's option, be paid immediately in cash, or in lieu thereof, Tenant may give Landlord its promissory note in the face amount due Landlord, which shall be payable by Tenant to Landlord, in equal monthly principal installments together with interest on the unpaid principal for a term equal to what would have been the remaining portion of the Lease Term (or the then current extension period). Payment of such note shall be guaranteed in writing in a form and by a guarantor which are reasonably acceptable to Landlord.

                           The following words and phrases as used in this
                  Section 8.1(b)(v) shall have the following meanings;

                           (x) The "worth at the time of the award" as used in
                           Section 8.1(b)(v)(A) and (B) shall be computed by allowing interest at the lesser of (a) the Prime Rate plus three percent (3%) or (b) the maximum rate permitted by law.

                           (y) The "worth at the time of the award" as used in
                           Section 8.1(b)(v)(C) shall be computed by discounting the amount at the discount rate of the Federal Reserve Bank of Atlanta at the time of the award, plus two percent (2%); and

                           (z) The term "time of the award" shall mean either the date upon which Tenant pays to Landlord the amount recoverable by Landlord as set forth above or the date of entry of any determination, order or judgment of any court, whichever first occurs.

                  (vi) Landlord may exercise all remedies granted a "Secured Party" under the Georgia Uniform Commercial Code. Landlord shall have a lien upon all goods, chattels or personal property of any description belonging to Tenant which are placed in, or become a part of, the Premises, as security for the performance by Tenant of its obligations under this Lease, which lien shall not be in lieu of or in any way affect any statutory landlord's lien given by law, but shall be cumulative thereto; and Tenant hereby grants to Landlord a security interest in all such property placed in the Premises, which shall be subject to rights of Tenant's lenders or others providing financing for such property. In the event Landlord exercises its option to terminate this Lease, or to reenter and relet the Premises as provided herein, Landlord may at its option take possession of all of Tenant's property on the Premises and sell the same at public or private sale after giving Tenant reasonable notice of the time and place of any public sale, or of the time after which any private sale is to be made, for cash or on credit, or for such prices and terms as Landlord deems best, with or without having the property present at such sale. In addition, Landlord may at its option foreclose this lien in the manner and form provided by the foreclosure of security instruments or in any other manner permitted by law. The proceeds of any such foreclosure or sale shall be applied first to the necessary and proper expense of removing, storing and selling such property, including reasonable attorney's fees, then to the payment of any indebtedness, other than rent, due hereunder from Tenant to Landlord, including interest thereon, then to the payment of any rent or other sums due or to become due under this Lease, with the balance, if any, to be paid to Tenant.

                  (c) If Landlord reenters the Premises or terminates this Lease pursuant to any of the provisions of this Lease, Tenant hereby waives all claims for damages which may be caused by such reentry or termination by Landlord. Tenant shall and does hereby agree to indemnify and hold Landlord harmless from any loss, cost (including court costs and attorneys' fees), or damages suffered by Landlord by reason of such reentry or termination. No such reentry or termination shall be considered or construed to be a forcible entry.

                  (d) No course of dealing between Landlord and Tenant or any failure or delay on the part of Landlord in exercising any rights of Landlord under this Section 8.1 or under any other provisions of this Lease shall operate as a waiver of any rights of Landlord hereunder or under any other provisions of this Lease, nor shall any waiver of a Default an one occasion operate as a waiver of any subsequent Default or of any other Default. No express waiver shall affect any condition, covenant, rule, or regulation other than the one specified in such waiver and that one only for the time and in the manner specifically stated.

                  (e) The exercise by Landlord of any one or more of the rights and remedies provided in this Lease shall not prevent the subsequent exercise by Landlord of any one or more of the other rights and remedies herein provided. All remedies provided for in this Lease are cumulative and may, at the election of Landlord, be exercised alternatively, successively, or in any other manner and are in addition to any other rights provided for or allowed by law or in equity.

         8.2 INSOLVENCY OR BANKRUPTCY. The making by Tenant of an assignment for the benefit of its creditors, the appointment under state law of a receiver to take possession of all or substantially all of Tenant's assets, or the voluntary or involuntary involvement of Tenant as a principal in a state law insolvency or reorganization proceeding, may, at the option of Landlord, be deemed and declared a Default by Tenant hereunder. Tenant covenants and agrees promptly to notify Landlord in writing of (i) the occurrence of any of the events described in the preceding sentence or any event similar thereto, whether occurring in Georgia or any other jurisdiction, and (ii) the institution by or against Tenant of any proceeding under the United States Bankruptcy Code including a copy of the petition filed to initiate such proceeding.

         8.3 LATE PAYMENTS . Tenant shall pay, in the event Base Rental, Additional Rental, or other charge to be paid by Tenant hereunder is not paid when due, (A) a late fee of five (5%) percent of the amount past due, which late fee Tenant acknowledges is an agreed reimbursement to Landlord for the administrative expense incurred by Landlord as a result of Tenant's late payment and not a penalty; and (B) interest on the amount past due (excluding late fees) at a rate (the "Default Rate") which is the lower of (x) a per annum rate equal to the Prime Rate plus three percent, or (y) sixteen (16%) percent per annum, but in no event at a rate higher than that permitted by applicable law, from due date until paid. Should Tenant make a partial payment of past due amounts, the amount of such partial payment shall be applied first, to late fees, second, to accrued but unpaid interest, and third, to past due amounts, in inverse order of their due date.

         8.4 ATTORNEYS' FEES FOR COLLECTION . If any Base Rental, Additional Rental or other debt owing by Tenant to Landlord hereunder is collected by or through an attorney-at-law, Tenant agrees to pay an additional amount, as attorneys' fees, Landlord's actual reasonable costs thereof. In connection with any payment of attorneys' fees and costs pursuant to this Section 8.4, Landlord and Tenant hereby waive any right either might have under O.C.G.A. Section 13-1-11 respecting the determination of such attorneys' fees and costs.

         8.5 WAIVER OF HOMESTEAD - Tenant hereby waives and renounces all homestead or exemption rights which Tenant may have under or by virtue of the Constitutions and Laws of the United States of America, the State of Georgia, and any other State as against any debt or sum Tenant may owe Landlord under this Lease and hereby transfers, conveys, and assigns to Landlord all homestead or exemption rights which may be allowed or set apart to Tenant, including such as may be set apart in any bankruptcy proceeding to pay any debt or sum owing by Tenant to Landlord hereunder.

         8.6 NO WAIVER OF RIGHTS. No failure or delay of either party to exercise any right or power given it herein or to insist upon strict compliance by the other party of any obligation imposed on it herein and no custom or practice of either party hereto at variance with any term hereof shall constitute a waiver or a modification of the terms hereof by either party or any right it has herein to demand strict compliance with the terms hereof by the other party. Neither party has or shall have any authority to waive any provision of this Lease unless such waiver is expressly made in writing.

         8.7 LANDLORD'S DEFAULTS. Notwithstanding any other provision of this Lease to the contrary, in the event of any default by Landlord under this Lease, Tenant will give Landlord written notice specifying such default with particularity, and Landlord shall then have thirty (30) days in which to cure any such default; provided, however, in the event any such default cannot with reasonable diligence be cured within such thirty-day period, Landlord shall have such additional reasonable period of time as is necessary to cure such default so long as Landlord commences such cure within such thirty-day period and shall diligently prosecute in good faith such cure to completion. Unless and until Landlord fails to so cure any default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. If Landlord fails to cure such default prior to the expiration of such cure period, then Tenant may give an additional notice to Landlord and upon the expiration of ten (10) days after such second notice without such default having been cured, Tenant may cure such default, all on behalf of and at the expense of Landlord, and do all necessary work and make all necessary payments in connection therewith. Landlord shall pay Tenant the reasonable amount actually incurred by Tenant, together with interest thereon at the Default Rate from the date of payment until re-payment, within thirty (30) days after notice from Tenant that such cost has been incurred together with supporting invoices evidencing the amount of such cost. If Landlord fails to pay the amount requested by Tenant within such thirty (30) day period, then Tenant may withhold up to twenty-five percent (25%) of each payment of Base Rental thereafter due to Landlord to satisfy the payment of such indebtedness (with such offset to be applied first to accrued and unpaid interest); provided, however, that Tenant shall be entitled to increase such withholding up to one hundred percent (100%) of any and all such payments of Base Rental to Landlord at such time that the unpaid and unapplied amount of such indebtedness (including accrued, unpaid interest) equals or exceeds seventy-five percent (75%) of the remaining unpaid Base Rental obligations payable for the balance of the then current term of this Lease. Notwithstanding the foregoing, in the event Landlord notifies Tenant that Landlord disputes Tenant's allegation of a Landlord default under this Lease (such notice to be given prior to the expiration of the cure period afforded Landlord, as recited above, with respect to such alleged default), then Landlord shall have the right to institute an arbitration proceeding in accordance with the provisions of EXHIBIT "F" hereto within ten (10) days after the effective date of such dispute notice, in such case, Tenant shall not exercise the foregoing "self-help" rights (except in an emergency), nor shall Landlord be liable for any expenses incurred by Tenant in connection therewith, nor shall Tenant make any offset against Base Rental, until (in each case) such time as all such arbitration proceedings are completed. All reasonable attorneys' fees and arbitration costs in any such proceeding which are incurred by the prevailing party shall be paid by the other party. If the holder of a properly recorded first mortgage or deed to secure debt has notified Tenant, in writing, that it is the holder of such lien on the Premises and shall so request, then Tenant shall provide such holder with a duplicate copy of any notice sent to Landlord covering a default hereunder and such holder shall be granted sixty (60) days after receipt thereof (as such time period may be extended beyond such 60-day period as reasonably necessary to correct or remedy such default, so long as such holder commences such corrective action within such 60-day period and thereafter diligently pursues the same to completion), to correct or remedy such default (provided, however, that such holder shall provide written notice to Tenant on or before the thirty-first (31st) day after receipt of Tenant's notice of default as to whether such holder intends to cure said default).

                                       IX.

                            MISCELLANEOUS PROVISIONS
                            ------------------------

         9.1 BROKER. Tenant represents and warrants to Landlord that, except with respect to any broker identified in the Lease Summary as Tenant's Broker ("Tenant's Broker"), no broker, agent, commission salesperson, or other person has represented Tenant in the negotiations for and procurement of this Lease and of the Premises and that, except with respect to Tenant's Broker, no commissions, fees or compensation of any kind are due and payable in connection herewith to any broker, agent, commission salesperson, or other person. Tenant agrees to indemnify and hold Landlord harmless from all loss, cost and damage (including reasonable attorneys' fees and court costs) suffered or incurred by Landlord as a result of any claim for unpaid fees or commissions by any broker other than Tenant's Broker. Landlord and Tenant each represent and disclose to the other that Tenant's Broker identified in the Lease Summary has represented Tenant, and that Barry Real Estate Companies, Inc. ("Landlord's Broker") has represented Landlord in the negotiation of this Lease. The commissions or other compensation due and payable to Tenant's Broker and to Landlord's Broker by reason of this Lease will be paid by Landlord pursuant to separate written agreements.

         9.2 ADDRESSES AND NOTICES. All, notices, unless oral notice is specified, required or permitted to be given with respect to this Lease in order to be effective shall be in writing and shall be sent to the address of the intended party at its address specified in the Lease Summary. Notices shall be sent either by local or overnight courier service, or by the United States Postal System, certified or registered mail, return receipt requested, with postage and charges prepaid. Notices by courier service shall be deemed effective on date of delivery to the specified address. Notices by the United States Postal System shall be deemed effective on the third (3rd) business day subsequent to date of postmark or on the date of actual receipt by the addressee, whichever shall be the earlier. In the event of a change of address by either party, such party shall give written notice thereof in accordance with the foregoing.

         9.3 ENTIRE AGREEMENT AND EXHIBIT . This Lease constitutes and contains the sole and entire agreement of Landlord and Tenant with respect to the Premises and no prior or contemporaneous oral or written representation or agreement between the parties and affecting the Premises shall have legal effect. No modification or amendment of this Lease shall be binding upon the parties unless such modification or amendment is in writing and signed by Landlord and Tenant. The content of each and every exhibit, attachment and the Lease Summary which is referenced in this Lease as being attached hereto is incorporated into this Lease as fully as if set forth in the body of this Lease. In the event of any conflict between the Lease Summary and the body of this Lease or the exhibits hereto, the terms of the Lease Summary shall control.

         9.4 SUBORDINATION AND ATTORNMENT.

                  (a) Except as provided in subsections (c) and (d) below, and subject to subsection (e) below, this Lease and all rights of Tenant hereunder are and shall be subject and subordinate to (i) the lien, title and interest of any first-in-priority mortgage, first-in-priority deed to secure debt, first-in-priority deed of trust, or other first-in-priority instrument in the nature thereof which may now or hereafter affect Landlord's estate or interest in and to the Building or the land underlying the Building and to any other first-in-priority instrument encumbering the fee title of the Building or the land underlying the Building and to any modifications, renewals, consolidations, extensions, or replacements thereof; and (ii) all ground leases which may hereafter be executed affecting the Building or the land underlying the Building.

                  (b) Subsection (a) above shall be self-operative, and no further instrument of subordination shall be required by the holder of any such instrument affecting or encumbering the Building or the land underlying the Building. In confirmation of such subordination, Tenant shall, upon demand, at any time or times, execute, acknowledge and deliver to Landlord or the holder of any such mortgage, deed to secure debt, deed of trust, or other instrument or to the lessor under any such ground lease, without expense, any and all instruments that may be requested by Landlord or such holder or such lessor to evidence the subordination of this Lease and all rights hereunder to any such mortgage, deed to secure debt, deed of trust, or other instrument or the grant of any such ground lease, and each such renewal, modification, consolidation, replacement, and extension thereof.

                  (c) Tenant shall, upon demand of Landlord, at any time or times, execute, acknowledge, and deliver to Landlord or to the holder of any mortgage, deed to secure debt, deed of trust, or other instrument affecting or encumbering the Building or the land underlying the Building or to the lessor under any ground lease affecting, the Building or the land underlying the Building, without expense, any and all instruments that may be necessary to make this Lease superior to any such mortgage, deed to secure debt, deed of trust or other instrument or the grant of any such ground lease, and each renewal, modification, consolidation, replacement, and extension thereof.

                  (d) If the holder of any mortgage, deed to secure debt, deed of trust or other instrument affecting or encumbering the Building or the land underlying the Building or if the lessor under any ground lease affecting the Building or the land underlying the Building shall hereafter succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or exercise of private power of sale or delivery of a new lease, Tenant shall, at the option of such holder or lessor, attorn to and recognize such successor as Tenant's landlord under this Lease as of the date of such succession to Landlord's interest and shall promptly execute and deliver any instrument that may be necessary to evidence such attornment. Upon such attornment, this Lease shall continue in full force and effect as a direct lease between such successor Landlord and Tenant, subject to all of the terms, covenants, and conditions of this Lease.

                  (e) Notwithstanding the foregoing, Tenant's agreement in
         Section 9.4(a) above is expressly conditioned upon Landlord obtaining, at no cost to Landlord, from any lessor under a future ground lease or the holder of any future mortgage or security deed encumbering the Building a commercially reasonable agreement (a "Nondisturbance Agreement") stating that such lessor or holder, as the case may be, will not disturb Tenant's occupancy of the Premises in the event of a foreclosure of such mortgage or security deed or a termination of such ground lease, provided there is not a Default under this Lease. Landlord shall be deemed to have satisfied such condition under this
         Section 9.4(e) if Landlord delivers to Tenant a Nondisturbance Agreement to Tenant for signature on such lessor's or holder's form of subordination, nondisturbance and attornment agreement as proposed by such lessor or holder to be used with respect to this Lease, so long as such form sets forth the nondisturbance covenant required by this
         Section 9.4(e) and is consistent with commercially reasonable standards for such agreements as generally used in Atlanta, Georgia. Tenant hereby expressly approves a Nondisturbance Agreement in the form attached as EXHIBIT "K' hereto. Landlord agrees to deliver a Nondisturbance Agreement substantially in the form of EXHIBIT "K' executed by Landlord and Landlord's existing mortgagee within thirty
         (30) days after the date of this Lease.

                  (f) In the event of any conflict between the terms and conditions of this Lease and the terms and conditions of any Nondisturbance Agreement executed by both Landlord and Tenant, the terms of such Nondisturbance Agreement shall control.

                  (g) Landlord hereby represents and warrants that Landlord has not entered into any mortgage, deed to secure debt or ground lease with respect to the Building subsequent to September 1, 1998.

         9.5 ESTOPPEL CERTIFICATE . At any time and from time to time, Tenant, on or before the date specified in a request therefor made by Landlord, which date shall not be earlier than ten (10) days from the making of such request, covenants and agrees to execute, acknowledge and deliver to Landlord a certificate evidencing (i) whether or not this Lease is in full force and effect, (ii) whether or not this Lease has been amended in any manner, and if so specifying such amendment or amendments, (iii) whether or not there are any existing events of default on the part of Landlord hereunder to the knowledge of Tenant and specifying the nature of such events of default, if any, and (iv) the date to which rent, and other amounts due hereunder, if any, have been paid. Each certificate delivered pursuant to this Section may be relied on by any prospective purchaser or transferee of Landlord's interest hereunder or of any part of Landlord's property or by any mortgagee of Landlord's interest hereunder or of ANY part of Landlord's property or by an assignee of any such mortgagee or by any ground lessor of Landlord's interest hereunder.

         9.6 SEVERABILITY . If any clause or provision of this Lease is or becomes illegal, invalid or unenforceable because of present or future laws or any rule or regulation of any governmental body or entity, effective during the Lease Term, the intention of the parties hereto is that the remaining parts of this Lease shall not be affected thereby, unless the lack of such clause or provision is, in the sole determination of Landlord, essential to the rights of both parties in which event Landlord shall have the right to terminate this Lease on written notice to Tenant.

         9.7 CAPTIONS. The captions used in this Lease are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

         9.8 SUCCESSORS AND ASSIGNS. The words "Landlord" and "Tenant" as used herein shall include the respective contracting party, whether singular or plural, and whether an individual, masculine or feminine, or a corporation, general partnership, joint venture, limited partnership or trust. The provisions of this Lease shall inure to the-benefit of and be binding upon Landlord and Tenant, and their respective successors, heirs and assigns, subject, however, in the case of Tenant, to the provisions of Section 2.5 hereof. It is understood and agreed that the term "Landlord", as used in this Lease, means only the owner(s), or the lessee(s), from time to time of the Building and/or the land underlying the Building so that in the event of any sale or sales of the Building and/or the land underlying the Building, or of any lease thereof, the Landlord named herein shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing thereafter to the extent of such sale or lease, and it shall be deemed without further agreement that the purchaser, or the lessee, as the case may be, has assumed and agreed, to the same extent, to carry out any and all covenants and obligations of Landlord hereunder during the period such party has possession of all or such portion of the Building and/or the land underlying the Building which it has purchased or leased. Should all of the land underlying the Building and the entire Building be severed as to ownership by sale and/or lease, then, unless the Tenant is otherwise notified to the contrary in writing, either the owner of the entire Building or the lessee of the entire Building, as the case may be, which has the right to lease space in the Building to tenants shall be deemed the "Landlord". Tenant shall be bound to any successor landlord for all the terms, covenants, and conditions hereof and shall execute any attornment agreement not in conflict herewith at the request of any successor landlord.

         9.9 GEORGIA LAW. The laws of the State of Georgia shall govern the interpretation, validity, performance and enforcement of this Lease.

         9.10 TIME IS OF THE ESSENCE. Time is of the essence of this Lease. Unless specifically provided otherwise, all references to terms of days or months shall be construed as references to calendar days or calendar months, respectively.

         9.11 EXECUTION. This Lease may be executed in any number of counterparts, each of which shall be deemed an original and any of which shall be deemed to be complete in itself and may be introduced into evidence or used for any purpose without the production of the other counterparts.

         9.12 FORCE MAJEURE. A party to this Lease shall be excused from the performance of its duties and obligations under this Lease, except obligations for the payment of money such as Base Rental, for the period of delay, but in no event longer than ninety (90) days, caused by labor disputes, governmental regulations, riots, war, insurrection, acts of God or other causes beyond the control of the party whose performance is being excused (but such causes shall not include insufficiency of funds).

         9.13 MULTIPLE TENANTS. Should more than one party enter into this Lease as Tenant, each party so constituting Tenant shall be liable, jointly and severally with the other or others, for all obligations of Tenant under this Lease, and Landlord may enforce its rights hereunder against such party with or without seeking enforcement thereof against the other or others.

         9.14 MUTUAL WARRANTY OF AUTHORITY. Landlord warrants to Tenant that Landlord is a validly existing limited partnership under the laws of the State of Georgia, that its entry into and performance of this Lease has been duly authorized, and that the party executing this Lease on its behalf is duly authorized to do so. Tenant, if other than an individual, warrants to Landlord that Tenant is a validly existing legal entity under the laws of the state of its formation and that it is duly qualified to do business in the State of Georgia, that its entry into and performance of this Lease has been duly authorized, and that the officer(s), partner(s) or trustee(s), as applicable, executing this Lease on its behalf are duly authorized to do so.

         9.15 PARKING RIGHTS. For use by Tenant and its employees and invitees, Landlord shall provide for Tenant's use seven days a week, 24 hours per day the number of unassigned parking spaces as designated in the Lease Summary. Such spaces shall be located in the on-site Parking Facility or in the parking facility for 1365 Peachtree Road, a parking facility located on the property of the First Presbyterian Church and, if necessary, such other location or locations as is mutually acceptable to Landlord and Tenant, with Landlord and Tenant hereby agreeing, that a location in the area described on EXHIBIT "H" hereto or otherwise not more than a ten (10) minute shuttle ride from the Building (if Landlord provides such a shuttle) is mutually acceptable, so long as Tenant reasonably approves such location as being reasonably safe and secure, with reasonable acceptable security assess and illumination. After acceptance of such location, Landlord shall preserve the condition of such Parking Facility as originally presented to Tenant for its approval. Any such off-site facilities so provided shall be deemed a part of the "Parking Facility" for purposes of this Lease, except where reference is made to the on-site parking Facility and Landlord's obligation to provide spaces therein. Not less than the greater of
(x) 376 parking spaces, or (y) two (2) spaces per 1,000 square feet of Rentable Area of the Premises will be located in the on-site Parking Facility (including, without limitation, the facility for the 1365 Peachtree building) and shall be available to Tenant during the Term of this Lease on a twenty-four (24) hour, seven (7) days a week basis. Regardless of the location of the parking spaces provided to Tenant, such parking spaces shall be provided to Tenant at the prevailing market rate for such parking spaces, as said market rates shall be determined and adjusted from time to time (except that the initial 376 parking spaces provided in the on-site Parking Facility shall be $60.00 per space per month during the Term) by Landlord or by the operator of such parking facility at its sole discretion (the current market rate for spaces located in the on-site Parking Facility is $60.00 per space per month). Tenant shall pay such monthly charges to Landlord or to the operator of the Parking Facility on or before the first (1st) day of each calendar month throughout the term of the Lease, and Tenant shall abide by and comply with any and all regulations promulgated by Landlord, the owner of the subject parking facility, or the operator of the Parking Facility with respect to such parking spaces. All such parking spaces attributable to any Phase of the Premises not rented at any time after the Base Rental Commencement Date for such Phase may be rented or otherwise disposed of by Landlord or the operator of the Parking Facility in the ordinary course of their business without further obligation to Tenant with respect thereto or any spaces in replacement thereof.

         9.16 NO RECORDATION OF LEASE. This Lease is not in recordable form, and Tenant agrees not to record or permit the recording of this Lease.

         9.17 HAZARDOUS SUBSTANCES.

                  (a) Tenant hereby covenants that Tenant shall not cause or permit any "Hazardous Substances" (as hereinafter defined) to be placed, held, located or disposed of in, on or at the Premises or any part thereof and neither the Premises nor any part thereof shall ever be used as a dump site or storage site (whether permanent or temporary) for any Hazardous Substances during the Lease Term.

                  (b) Tenant hereby agrees to indemnify Landlord and hold Landlord harmless from and against any and all losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, costs of any settlement or judgment and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against, Landlord by any person or entity or governmental agency for, with respect to, or as a direct or indirect result of the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or release from, the Premises of any Hazardous Substance (including, without limitation, any losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, costs of any settlement or judgment or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act, any so-called federal, state or local "Superfund" or "Superlien" laws, statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability, including strict liability, substances or standards of conduct concerning any Hazardous Substance), provided, however, that the foregoing indemnity is limited to matters arising solely from Tenant's violation of the covenant contained in subsection
         (a) above.

                  (c) For purposes of this Lease, "Hazardous Substances" shall mean and include those elements or compounds which are contained in the list of hazardous substances now or hereafter adopted by the United States Environmental Protection Agency (the "EPA") or the list of toxic pollutants designated by Congress or the EPA or which are now or hereafter defined as hazardous, toxic, pollutant, infectious or radioactive by any other Federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect.

                  (d) Landlord shall have the right but not the obligation, and without limitation of Landlord's rights under this Lease, to enter onto the Premises or to take such other actions as it deems necessary or advisable to cleanup, remove, resolve or minimize the impact of, or otherwise deal with, any Hazardous Substance following receipt of any notice from any person or entity (including without limitation the EPA) asserting the existence of any Hazardous Substance in, on or at the Premises or any part thereof which, if true, could result in an order, suit or other action against Tenant or Landlord or both. All reasonable costs and expenses incurred by Landlord in the exercise of any such rights, which costs and expenses result from Tenant's violation of the covenant contained in subsection (a) above, shall be deemed additional rental under this Lease and shall be payable by Tenant upon demand.

                  (e) This Section 9.17 shall survive cancellation, termination or expiration of this Lease.

         9.18 NAMES. Upon written notice to Tenant, Landlord reserves the right, from time to time, to change the name of the development, the name of the Building and the street address of the Building, except that Landlord shall not use the name of any tenant of the Building to identify the Building unless such tenant occupies more space in the Building at the time the Building is so named than does Tenant. Tenant shall not, without the prior written consent of Landlord, use the name given the development, the Building, or any other deceptively similar name, or use any associated service mark or logo of the development or the Building for any purpose other than Tenant's business address.

         9.19 SHARED COMMUNICATIONS SERVICES. Landlord may contract with a vendor (the "Shared Services Vendor") to make available to tenants of the Building certain shared communications services. With respect to such shared communications services, if and so long as available, Landlord and Tenant agree as follows:

                  (a) Tenant, at its election, may contract with Shared Services Vendor or any other vendor for communications services, including, without limitation, Southern Bell Telephone and Telegraph Company, the public utility provider of telecommunications regulated by the Georgia Public Service Commission. Tenant may make such election at its sole and absolute discretion.

                  (b) Tenant acknowledges and agrees that Shared Services Vendor is an independent contractor of Landlord and not Landlord's employee, agent, partner or joint venturer and Tenant waives any and all right Tenant may have or claim to have to assert the contrary.

                  (c) Tenant acknowledges and agrees that any cessation or interruption of shared communications services or default by Shared Services Vendor under the terms and conditions of Tenant's agreement with Shared Services Vendor shall not constitute a default under this Lease nor a constructive eviction by Landlord of Tenant. Tenant agrees that it shall not abate or setoff against any amount of Base Rental, Rental Adjustment, additional rent or other sum due under this Lease for any claim against Shared Services Vendor or for a default under Tenant's agreement with Shared Services Vendor. Tenant waives and releases Landlord from any and all claims Tenant may have, now or in the future, against

         Landlord, if any, that arise from or are related to the acts, omissions, negligence or gross negligence of Shared Services Vendor or its agents and employees.

         9.20 OWNERSHIP AND MANAGEMENT DISCLOSURE. Landlord discloses to Tenant, and Tenant acknowledges, that Landlord is the owner of record of the Building and the Premises and that Landlord's Broker, and its affiliates, are to manage the Building and the Premises on behalf of Landlord. The address of Landlord's Broker is 50 Glenlake Parkway, Suite 520, Atlanta, Georgia 30328. Landlord shall provide Tenant with notice of any change in the management of the Building at least thirty (30) days prior to any such change.

         9.21 EFFECT OF LEASE TERMINATION. No termination of this Lease by reason of exercise of an optional right, lapse of time, failure of condition or election of a party to terminate shall release or otherwise relieve either party from liability for breach of this Lease or from performance of any contractual obligation provided herein accruing prior to such termination. The possessory rights of Tenant, however, shall cease and expire as of the effective time of any such termination.

         9.22 SPECIAL STIPULATIONS. The Special Stipulations, if any, attached hereto as EXHIBIT "E" and made a part hereof, are hereby incorporated herein and in the event they conflict with any of the foregoing provisions, the Special Stipulations shall control.


                      (SIGNATURES BEGIN ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Lease as of the date and year first above stated.

                                 LANDLORD:

                                 KINGSTON ATLANTA PARTNERS, L.P.

                                 By:   Pershing Properties, Inc., a Georgia
                                       corporation
                                       Its: General Partner

                                       By: /s/
                                          ------------------------------------
                                           Title:
                                                 -----------------------------

                                       Attest: /s/
                                          ------------------------------------
                                           Title:
                                                 -----------------------------

                                                         [SEAL]

                                 TENANT:

                                 MINDSPRING ENTERPRISES, INC., a Delaware corporation

                                 By: /s/
                                          ------------------------------------
                                           Title:
                                                 -------------------------------

                                 Attest: /s/
                                        ------------------------------------
                                           Title:
                                                 -------------------------------
                                                         [SEAL]

                         FIRST AMENDMENT TO OFFICE LEASE

         THIS FIRST AMENDMENT TO OFFICE LEASE (hereinafter referred to as this "First Amendment") is effective as of this _ day of _________, 2000, by and between KINGSTON ATLANTA PARTNERS, L.P., a Delaware limited partnership (hereinafter referred to as "Landlord"), and EARTHLINK, INC., a Delaware corporation (hereinafter referred to as "Tenant").

                                  WITNESSETH:

         WHEREAS, Landlord and Mindspring Enterprises, Inc., a Delaware corporation (hereinafter referred to as "MEI") entered into that certain Office Lease, dated November 16, 1999 (hereinafter referred to as the "Lease"), pursuant to which MEI leased from Landlord certain premises on the Terrace, 1st, 2nd, 3rd, 4th, 5th, 6th and 7th Floors of Pershing Point Plaza located at 1375 Peachtree Road, N.E., Atlanta, Georgia 30309 (hereinafter referred to as the "Building"), which premises are more particularly described in the Office Lease (hereinafter referred to as the "Original Premises"); and

         WHEREAS, Tenant is the successor-in-interest to MEI and has acquired all of MEI's right, title and interest in, to and under the Lease; and

         WHEREAS, Landlord and Tenant desire to amend the Lease to expand the Original Premises, to revise the Lease Summary, and to provide for such other related matters as are hereinafter set forth;

         NOW, THEREFORE, for and in consideration of the mutual covenants and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

         1. DEFINED TERMS. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given such terms in the Lease.

         2. PREMISES EXPANSION. Effective as of September 1, 2000 (the "First Amendment Expansion Date"), the Original Premises shall be deemed expanded to include that certain additional area comprising 53,660 square feet of Rentable Area located on the sixth (6th) and seventh (7th) Floors of the Building, being all of the Sixth Floor (North) and Seventh Floor (North) and being more particularly described on Exhibit A-1 attached hereto and incorporated herein by this reference (hereinafter being referred to as the "First Amendment Expansion Area"). On and after the First Amendment Expansion Date, the total Premises shall include both the Original Premises and the First Amendment Expansion Area. The First Amendment Expansion Area shall be leased by Tenant subject to and in accordance with all of the terms and conditions of the Lease, as modified hereby. The Base Rental Commencement Date and the

Occupancy Date with respect to the First Amendment Expansion Area shall be November 14, 2000, and the Delivery Date with respect to the First Amendment Expansion Area shall be September 1, 2000. Notwithstanding anything herein to the contrary, Tenant's obligation to pay rent on the First Amendment Expansion Area shall be delayed by one day for each day that Tenant's occupancy is delayed past November 14, 2000 due to Landlord's failure to complete the Base Building Improvements including, without limitation, completion of the restrooms.

         3. TENANT'S PERCENTAGE SHARE. Effective on the First Amendment Expansion Date, the Lease Summary shall be amended to reflect that Tenant's Percentage Share for the entire premises shall be eighty-seven and 26/100ths percent (87.26%) under Option A, and eighty-seven and 44/100ths percent (87.44%) under Option B.

         4. TENANT IMPROVEMENTS. Tenant agrees to accept the First Amendment Expansion Area in its "AS IS" condition, except as hereinafter provided in this paragraph. Any Tenant Improvements to the First Amendment Expansion Area shall be completed by Tenant in accordance with Exhibit "C" to the Lease

         5. LANDLORD'S ALLOWANCE FOR TENANT IMPROVEMENT COSTS. To reflect Tenant's Lease of the First Amendment Expansion Area, Landlord's Allowance for Tenant Improvement Costs shall be increased by Eighteen and No/100 Dollars ($18.00) per square foot of Rentable Area of the First Amendment Expansion Area, or a total increase of Nine Hundred Sixty-Five Thousand Eight Hundred Eighty and No/100 Dollars ($965,880.00)

         6. BROKERAGE COMMISSIONS. Except for The Staubach Company Southeast, Inc., ("Broker"), Tenant represents and warrants that it has not retained or consulted with a broker, agent or commission salesperson with respect to the negotiation of this First Amendment, and that no commissions, fees or compensation of any kind are due and payable in connection herewith to any broker, agent or commission salesperson acting for or on behalf of Tenant, other than to Broker. Tenant agrees to indemnify and hold Landlord harmless from all loss, cost and damage suffered or incurred by Landlord as the result of any breach by Tenant of the representation and warranty contained in this paragraph. Except for Barry Real Estate Companies, Inc., Landlord represents and warrants that it has not retained or consulted with a broker, agent or commission salesperson with respect to the negotiation of this First Amendment. Landlord has agreed to compensate Broker and Barry Real Estate Companies, Inc. for their services in accordance with the terms of separate commission agreements between Landlord and Broker, on one hand, and Landlord and Barry Real Estate Companies, Inc., on the other.

         7. LEASE SUMMARY. As a result of the expansion of the Original Premises, the Lease Summary, as attached to the Lease, is hereby deleted and Exhibit B-1 attached hereto is hereby inserted in lieu thereof. In the event of any conflict between the text of the Lease, as amended by this First Amendment, and the Lease Summary attached hereto as Exhibit B-1, the Lease Summary shall control.

         8. ELECTRICAL SUPPLY. Due to upgrades already made by Georgia Power Company and approved by Tenant, paragraph 19 in Exhibit C-2 is hereby deleted in its entirety. Paragraph 19 had provided that: "Landlord shall reroute the electrical service to the 1365 building from the vault in front of the 1365 building to the 1375 building in order to supplement the existing supply to the 1375 building."

         9. PARKING. Notwithstanding anything herein to the contrary, in the event that Tenant makes improvements, installs equipment, or takes any other action (either with or without Landlord's consent) and such improvements, equipment or actions preclude the use of any parking spaces for vehicular parking, whether by blocking the parking space or reasonable access thereto, then such unusable parking spaces shall be counted towards the total number of unreserved spaces provided to Tenant under the Lease Summary and Section 9.15 as if Tenant had the full use thereof.

         10. NO FURTHER AMENDMENTS; RATIFICATION. Except as expressly amended herein, all terms and conditions of the Lease remain unamended and in full force and effect and are hereby ratified and confirmed by Landlord and Tenant. In the event of any conflict between the terms and conditions of this First Amendment and any of the terms and conditions of the Lease, the terms and conditions of this First Amendment shall control.

                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have executed this First Amendment on the date and year first above set forth with intent to be bound hereby.

                                     LANDLORD:

                                     KINGSTON ATLANTA PARTNERS, L.P., a
                                     Delaware limited partnership


                                     By:  Pershing Properties, Inc., a Georgia
                                          corporation, its general partner

                                          By: /s/
                                             -----------------------------------
                                                Title:
                                                       -------------------------
                                          Attest: /s/
                                                 -------------------------------
                                                Title:
                                                      --------------------------

                                     TENANT:

                                     EARTHLINK, INC., a Delaware corporation

                                     By: /s/
                                        ----------------------------------------
                                          Title:
                                                --------------------------------

                                     Attest: /s/
                                            ------------------------------------
                                          Title:
                                                --------------------------------

             [SIGNATURE PAGE TO FIRST AMENDMENT TO LEASE AGREEMENT]

                        SECOND AMENDMENT TO OFFICE LEASE

         THIS SECOND AMENDMENT TO OFFICE LEASE (hereinafter referred to as this "Second Amendment") is effective as of this 21st day of December, 2000, by and between KINGSTON ATLANTA PARTNERS, L.P., a Delaware limited partnership (hereinafter referred to as "Landlord"), and EARTHLINK, INC., a Delaware corporation (hereinafter referred to as "Tenant").

                              W I T N E S S E T H:

         WHEREAS, Landlord and Mindspring Enterprises, Inc., a Delaware corporation (hereinafter referred to as "MEI") entered into that certain Office Lease, dated November 16, 1999, as amended by the First Amendment to Office Lease dated May 15, 2000 (hereinafter referred to as the "Lease"), pursuant to which MEI leased from Landlord certain premises on the Terrace, 1st, 2nd, 3rd, 4th, 5th, 6th and 7th Floors of Pershing Point Plaza located at 1375 Peachtree Road, N.E., Atlanta, Georgia 30309 (hereinafter referred to as the "Building"), which premises are more particularly described in the Lease (hereinafter referred to as the "Premises"); and

         WHEREAS, Tenant is the successor-in-interest to MEI and has acquired all of MEI's right, title and interest in, to and under the Lease; and

         WHEREAS, Landlord and Tenant desire to amend the Lease to revise the Lease Summary, and to provide for such other related matters as are hereinafter set forth;

         NOW, THEREFORE, for and in consideration of the mutual covenants and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

         1. DEFINED TERMS. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given such terms in the Lease.

         2. LEASE SUMMARY. The Lease Summary, as attached to the Lease, is hereby deleted and Exhibit B-1 attached hereto is hereby inserted in lieu thereof. In the event of any conflict between the text of the Lease, as amended by this Second Amendment, and the Lease Summary attached hereto as Exhibit B-1, the Lease Summary shall control.

         3. LEASE OF SUNDRIES SHOP. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord those certain additional premises (the "Shop Premises") located in the Building and commonly referred to as the "Sundries Shop." The Shop Premises are more particularly described on the Site Plan attached hereto as EXHIBIT A. The Shop Premises comprise 1,266 rentable square feet. The rental to be paid by Tenant to Landlord for the Shop Premises shall be the same AS the per rentable square foot "Base Rental" described in the Base Rental section of the Lease Summary attached hereto (commencing with a rate of $12.85 per square foot until 10/01/01, increasing to $13.24 on 10/02/01 and ending with a rate of $15.35 on 10/01/07 all as more fully described in the Lease Summary and based upon 1,266 rentable square feet). All other terms and conditions for payment of rental as set forth in the Lease shall also apply to the payment of rental for the Shop Premises including, without limitation, the provisions for manner and time of payment, late payment and default. Tenant agrees that the Shop Premises shall not be used for the operation of a delicatessen, restaurant or other establishment that sells hot sandwiches and/or other hot meals. There shall be no cooking by microwave, oven or otherwise in the Shop Premises. The Shop Premises shall only be used for the operation of a sundries shop selling items typically sold in sundries shops located in office buildings in the Atlanta area including, by way of example, greeting cards, cold beverages, pre-packages snacks, and health and beauty items such as over the counter medications and hosiery. Tenant shall be permitted to sell Earthlink branded apparel in the Shop Premises as well as related items such as accessories bearing the Earthlink logo. Landlord shall have the right to approve the design of any display at the Shop Premises that is visible from a public corridor or other public area of the Building. Tenant shall not be permitted to sell any name brand coffee at the Shop Premises but shall be permitted to sell generic coffee. The Shop Premises may be open for business Monday through Friday from 7 am to 6 pm or such longer hours as may be agreed to by Landlord. All other provisions of the Lease that are generally applicable to Tenant's original leased premises shall also be applicable to the Shop Premises. No additional parking shall be provided by Landlord to Tenant by virtue of the addition of the Shop premises to the premises leased by Tenant from Landlord in the Building.

         4. UTILITIES. Effective as of December 1, 2000, the provisions of the Lease with respect to utilities (which for purposes of this provision shall mean electricity, gas, water and sewer) shall be modified as follows:

         (a) In order to accommodate Tenant's "around the clock" operations in the Premises, Tenant shall have the right to utilize the Premises 24 hours per day, 7 days per week, each day of each year throughout the Lease Term, subject to the terms and conditions set forth herein. Landlord will continue to furnish all of the services set forth in Section 5.2 of the Lease, but the timing limitations on the services of electricity shall no longer be applicable. In addition, the after hours or overtime charge for HVAC shall no longer be applicable. In consideration of Landlord's agreement to furnish services on an around the clock basis, Tenant will pay as Additional Rent the cost of all utilities provided to the Premises in the manner set forth herein.

         (b) The cost of providing utilities to the Premises and the Building shall still be considered part of Operating Expenses, but utilities will be billed separately and calculated in accordance with the terms of this provision. Landlord hereby represents and warrants that the Kinko's space (containing approximately 5,965 rentable square feet and located in Suite 100 South Tower of the Building) is currently separately metered for all utilities and will continue to be separately metered throughout the Lease
Term. Landlord further agrees that throughout the Lease Term, all other tenant spaces in the Building (except the Premises) will be either separately metered or submetered or utility consumption for such space will be measured by means of engineering calculations. In order to ascertain utility consumption based on engineering calculations, Landlord shall retain a professional engineer with substantial experience in these matters to conduct a survey of all tenant spaces (not otherwise separately metered or submetered and excluding the Premises) and estimate consumption of all utilities for each such space based on the density of occupancy, all equipment that operates in the space, and any other relevant factors. In addition, Landlord shall estimate the cost of providing utility services for the lighting on the parking decks of the Building, the Atrium Lobby and the parking exhaust fans. Such items shall be treated as normal Operating Expense and shall be prorated over the entire Building for purposes of operating expenses escalations. From time to time, if occupancy, equipment profiles or other relevant factors change materially, the survey of the tenant spaces and resulting utility consumption shall be updated.

         (c) Tenant will pay Landlord for all utilities consumed in the Building except for (i) utilities consumed by Kinko's or any other tenants spaces separately metered, (ii) utilities consumed by other tenants in the Building (as measured by submetering or engineering calculation), and (iii) the common area utility expenses set forth in Section 4(b) above, provided that Tenant shall pay its Percentage Share of such expenses as part of Operating Expenses (hereinafter, the "Net Utility Cost"). Notwithstanding the foregoing, all utility accounts will still be maintained in Landlord's name, and Landlord will still be responsible for payment of the utility bills from the various utility providers. All utility charges will be billed to Tenant without additional charge or markup of any kind.

         (d) Landlord's shall provide Tenant an initial estimate of the monthly Net Utility Cost as soon as possible following execution of this Second Amendment. Tenant shall pay to Landlord each month Landlord's estimate of the monthly Net Utility Cost. Landlord shall have the right to adjust this estimate from time to time, but not more than four (4) times per calendar year. Any disagreements between Landlord and Tenant as to the appropriateness of landlord's estimate shall be resolved by a qualified engineer. Each year when Operating Expenses are reconciled pursuant to Section 3.3 of the Lease, the Net Utility Cost shall also be reconciled in a similar manner. To this end, Landlord shall provide Tenant with copies of all utility statements for the applicable months, together with the information necessary to accurately determine the appropriate utility charges to other tenants in the Building (based on separate metering, submetering or engineering calculations, as applicable). Further, Tenant shall have audit rights with respect to utilities generally in accordance with the provisions of Section 3.3 of the Lease.

         (e) Understanding the additional wear and tear of equipment, Tenant agrees to additional depreciation of equipment at $0.07/RSF to be passed through to Tenant as a part of Building Operating Expenses each and every year of the Lease.

         5. PARKING. Notwithstanding anything to the contrary contained in the Lease including Section 9.15, Tenant agrees that from the date of this Second Amendment forward, Landlord's only obligations to Tenant with respect to Tenant parking and parking rights shall be as follows:

         (a) Landlord hereby confirms that the on-site Parking Facility contains 648 parking spaces, and Landlord agrees that at all times during the Lease Term Landlord will maintain not less than 597 parking spaces in the on-site Parking Facility.

         (b) Landlord shall provide for the exclusive use of Tenant, its employees and invitees, (i) 502 parking spaces in the on-site Parking
Facility; and (ii) an additional 100 parking spaces located either in the on-site Parking Facility or in the parking facility for 1365 Peachtree Road or in a parking facility located on the property of the First Presbyterian Church, or, if necessary, such other location or locations mutually acceptable to Landlord and Tenant. Landlord and Tenant hereby agree that a location in the area described on EXHIBIT "H" attached hereto or otherwise not more than a 10-minute shuttle ride from the Building (if Landlord provides such a shuttle) is mutually acceptable so long as Tenant approves such location as being reasonably safe and secure with reasonably acceptable security, access and illumination. After selection of such location, Landlord shall preserve such off-site parking facility in the same condition as originally presented to Tenant for its approval, normal wear and tear excepted. Any such off-site parking facility so provided shall be deemed a part of the "Parking Facility" for purposes of this Lease, except where reference is made to the on-site Parking Facility and Landlord's obligation to provide spaces therein. All parking spaces shall be available to Tenant during the Lease Term on a 24 hour, 7 day per week basis (except for spaces used by congregants and invitees of the First Presbyterian Church on Sundays).

         (c) The 502 parking spaces located in the on-site Parking Facility will be located as shown in EXHIBIT "H-1" attached hereto. Such parking spaces shall be for the exclusive use of Tenant, its employees and invitees, for the entire Lease Term, and the location of such parking spaces may not be changed without the prior written consent of both Landlord and Tenant. The exclusive parking areas of Tenant will be clearly marked as such. Further, Landlord agrees to make commercially reasonable efforts to prevent other parties from utilizing Tenant's parking spaces.

         (d) Landlord may utilize the remaining parking spaces in the on-site Parking Facility for parking by other tenants of the Building, their invitees and employees, as well as third parties; provided, however, Landlord will maintain not less than ten (10) visitors spaces in the on-site Parking Facility. Such visitor spaces shall be located in the area shown on EXHIBIT "H-1" and will be clearly marked as such.

         (e) The monthly parking rate for the initial 376 spaces provided to Tenant in the on-site Parking Facility will be $60.00 per space per month during the entire Lease Term. The monthly parking rate for the remaining 126 parking spaces in the on-site Parking Facility and for the additional 100 parking spaces (wherever located) shall be the prevailing market rate for such parking spaces, as said market rate shall be determined and adjusted from time to time by Landlord or by the operator of such parking facility in its reasonable discretion. Tenant shall pay such monthly charges to Landlord or, if directed by Landlord, to the operator of the applicable Parking Facility on or before the first day of each calendar month throughout the Lease Term, and Tenant shall abide and comply with any and all reasonable regulations promulgated by Landlord, the owner of applicable Parking Facility with respect to such parking spaces.

             Notwithstanding anything to the contrary contained herein, Landlord acknowledges that Tenant will be charged on the number of parking spaces rented by Tenant and not on the number of parking cards utilized by Tenant.

         (f) Landlord shall manage the on-site Parking Facility, or shall cause the Parking Facility to be managed, in a commercially reasonable manner consistent with other parking facilities in the Midtown Atlanta area. Such management will include providing parking attendants and valet parking during the operating hours, 8am - 6pm, Monday through Friday, cleaning and general maintenance of the Parking Facility and security services in accordance with Section 5.2(g) of the Lease. If Tenant desires to have the parking services extended beyond normal hours, Landlord and Tenant may enter into a special services agreement for such additional services.

         (g) Tenant will administer the issuance and maintenance of parking cards for its employees and will be responsible for tracking possession of parking cards, the number issued, and vehicle identification information with respect to its employees. Tenant shall receive 502 parking cards from the Landlord or Landlord's designee at no cost. Tenant may obtain additional or replacing cards from time to time and the cards are reimbursable to the Landlord at the then prevailing market cost. In order to accommodate Tenant's multi-shift operations, Tenant shall have the ability to issue multiple cards for each parking space. Tenant shall be responsible for ensuring that Tenant's employees park only in the parking spaces assigned to Tenant.

         6. NO FURTHER AMENDMENTS: RATIFICATION. Except as expressly amended herein, all terms and conditions of the Lease remain in full force and effect and are hereby ratified and confirmed by Landlord and Tenant. In the event of any conflict between the terms and conditions of this Second Amendment and any of the terms and conditions of the Lease, the terms and conditions of this Second Amendment shall control.

        (remainder of this page left blank; signature on following page]

         IN WITNESS WHEREOF, the parties have executed this Second Amendment on the date and year first above set forth with intent to be bound hereby.

                                 LANDLORD:

                                 KINGSTON ATLANTA PARTNERS, L.P., a
                                 Delaware limited partnership


                                 By: Pershing Properties, Inc., a Georgia corporation, its general partner

                                            By:  /s/
                                               ---------------------------------
                                                  Title:  Vice President
                                                        ------------------------

                                            Attest:  /s/
                                                   -----------------------------
                                                  Title:
                                                        ------------------------

                                 TENANT:

                                 EARTHLINK, INC., a Delaware corporation

                                            By:  /s/
                                               ---------------------------------
                                                  Title:
                                                        ------------------------

                                            Attest:  /s/
                                                   -----------------------------
                                                  Title:
                                                        ------------------------


             (SIGNATURE PAGE TO SECOND AMENDMENT TO LEASE AGREEMENT)


                                       6